UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21686

Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: January 31

Date of reporting period: 7/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

SEMIANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	S&P 500 Index
6-Month	4.46%	-1.54%	2.16%	9.44%
1-Year	7.63	1.44	3.97	16.94
5-Year	7.92	6.65	4.47	16.79
Since Inception (4/5/05)	1.87	1.22	4.85	7.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Performance Discussion1

During the six-month reporting period ended July 31, 2014, the Fund’s Class A shares (without sales charge) produced a total return of 4.46%. During a period in which equities outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 2.16%, but underperformed the S&P 500 Index’s return of 9.44%.

MARKET OVERVIEW

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. In addition, renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine and in the Middle East. This resulted in heightened volatility across multiple asset classes to begin the year. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data.

However, in the spring, the U.S. and global economic recoveries seemed to get back on track. Robust U.S. employment gains and mildly encouraging economic data in Europe helped address investors’ concerns. Central banks throughout the world also maintained stimulative monetary policies. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the Fed stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in the second quarter of 2014 was positive, with the unemployment rate falling to 6.1% in June, its lowest level since September 2008, and the U.S. stock market achieving record highs.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

3      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

While the U.S. stock market experienced declines in the closing days of the reporting period, global equities and higher-yielding fixed-income securities generally performed positively for the six-month reporting period and outperformed U.S. Treasuries.

FUND REVIEW

The Fund’s largest underlying fixed-income holding, Oppenheimer Core Bond Fund, produced positive results this reporting period. This underlying fund maintained a significant underweight position to government bonds, and instead sourced its exposure primarily through corporate bonds, mortgages and other securitized products. This positioning drove the underlying fund’s performance during the reporting period, as corporate bond performance versus U.S. Treasuries was strong. The underlying fund’s exposure to mortgage-backed securities also benefited this reporting period. Relative to its benchmarks, the underlying fund outperformed the Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index, but underperformed the Barclays Credit Index. The Fund’s next largest underlying fixed-income funds were Oppenheimer Limited-Term Government Fund, Oppenheimer International Bond Fund and Oppenheimer Master Loan Fund, LLC. Oppenheimer Limited-Term Government Fund produced a muted return during the reporting period, as U.S. Government bonds lagged higher-yielding fixed-income sectors and equities. An allocation to mortgage-backed securities benefited this underlying fund. Relative to its benchmarks, this underlying fund outperformed the Barclays U.S. 1-3 Year Government Bond Index, but underperformed the Barclays U.S. Government Bond Index.

Oppenheimer International Bond Fund produced a positive return this reporting period. This underlying fund’s positive performance was driven by its exposure to developed market credit. This underlying fund underperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified, due to weaker relative results within emerging markets local debt. Oppenheimer Master Loan Fund, LLC, which invests primarily in senior loans, produced positive results and outperformed its benchmark, the Credit Suisse Leveraged Loan Index. Senior loans continued to perform positively year to date in 2014, with robust new issuance into the asset class.

The largest underlying domestic equity holdings of the Fund were Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund. These two underlying

4      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

funds provided a positive contribution to the Fund’s return. Oppenheimer Capital Appreciation Fund received its best absolute results from holdings in the information technology, consumer discretionary and health care sectors. Relative to its benchmarks, the underlying fund outperformed the S&P 500 Index and the Russell 1000 Growth Index. Oppenheimer Value Fund experienced its strongest contributions to performance from the information technology and energy sectors. With respect to its benchmarks, this underlying fund outperformed the S&P 500 Index, but underperformed the Russell 1000 Value Index. The Fund had a smaller allocation to Oppenheimer Main Street Mid Cap Fund, which also performed positively and outperformed its benchmarks, the Russell Midcap Index and the Russell 2500 Index. Its performance was driven by holdings in the information technology sector. Prior to June 30, 2014, this underlying fund was named Oppenheimer Main Street Small- & Mid-Cap Fund. This underlying fund also changed its benchmark from the Russell 2500 Index to the Russell Midcap Index. The new name and benchmark better reflect the underlying fund’s investment focus in the mid-cap space. The investment team will continue to seek companies that it believes have superior execution or sustainable competitive advantages.

The Fund’s largest foreign equity funds at period end were Oppenheimer International Growth Fund and Oppenheimer International

Value Fund. Both underlying funds produced positive returns this reporting period, but underperformed their benchmark, the MSCI All Country World ex-U.S. Index. Top performing sectors for Oppenheimer International Growth Fund included consumer staples and industrials. This underlying fund’s underperformance relative to its benchmark was largely the result of weaker relative stock selection in the information technology and energy sectors. Oppenheimer International Value Fund received its best results in telecommunication services this reporting period. Its underperformance was partly due to weaker relative stock selection in the financials and consumer discretionary sectors.

The Fund’s allocation to alternative funds had a positive effect on performance this period. The Fund’s largest positions within alternatives were Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Global Multi Strategies Fund. Oppenheimer Master Inflation Protected Securities Fund, LLC, invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. The underlying fund produced positive absolute performance, but underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. Oppenheimer Global Multi Strategies Fund seeks to offer the benefit of four major alternative strategy categories: Global Macro, Equity Market Neutral, Fixed-Income Alternatives and Volatility. It received positive absolute results from all four

5      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

strategies, led by Global Macro and Equity Market Neutral. Relative to its benchmarks, the underlying fund underperformed the S&P 500 Index, but outperformed the Barclays Global Aggregate Bond Index.

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA[2] Portfolio Manager

2. Dokyoung Lee became a Portfolio Manager in May 2014.

6      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Domestic Fixed Income Funds	42.5%
Domestic Equity Funds	21.3
Alternative Funds	19.2
Foreign Fixed Income Fund	11.2
Foreign Equity Funds	4.6
Money Market Fund	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Core Bond Fund, Cl. I	25.7%
Oppenheimer Limited-Term Government Fund, Cl. I	11.7
Oppenheimer International Bond Fund, Cl. I	11.2
Oppenheimer Value Fund, Cl. I	9.4
Oppenheimer Capital Appreciation Fund, Cl. I	8.7

Oppenheimer Master Inflation Protected Securities Fund, LLC	7.6
Oppenheimer Master Loan Fund, LLC	5.0
Oppenheimer Global Multi Strategies Fund, Cl. I	4.7
Oppenheimer Main Street Mid Cap Fund, Cl. I	3.1
Oppenheimer Real Estate Fund, Cl. I	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OACIX)	4/5/05	4.46%	7.63%	7.92%	1.87%
Class B (OBCIX)	4/5/05	4.14%	6.91%	7.04%	1.32%
Class C (OCCIX)	4/5/05	4.17%	6.81%	7.12%	1.07%
Class R (ONCIX)	4/5/05	4.36%	7.41%	7.63%	1.57%
Class Y (OYCIX)	4/5/05	4.56%	7.87%	8.26%	2.17%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OACIX)	4/5/05	-1.54%	1.44%	6.65%	1.22%
Class B (OBCIX)	4/5/05	-0.86%	1.91%	6.73%	1.32%
Class C (OCCIX)	4/5/05	3.17%	5.81%	7.12%	1.07%
Class R (ONCIX)	4/5/05	3.36%	6.41%	7.63%	1.57%
Class Y (OYCIX)	4/5/05	4.56%	7.87%	8.26%	2.17%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge (“CDSC”) of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% CDSC for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14.) There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a

8      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$1,000.00	$1,044.60	$2.13
Class B	1,000.00	1,041.40	5.89
Class C	1,000.00	1,041.70	5.89
Class R	1,000.00	1,043.60	4.11
Class Y	1,000.00	1,045.60	0.91

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.71	2.11
Class B	1,000.00	1,019.04	5.82
Class C	1,000.00	1,019.04	5.82
Class R	1,000.00	1,020.78	4.07
Class Y	1,000.00	1,023.90	0.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.42%
Class B	1.16
Class C	1.16
Class R	0.81
Class Y	0.18

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS      July 31, 2014    Unaudited

	Shares	Value

Investment Company—99.8%[1]

Alternative Funds—19.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	$4,156,978	$12,720,353

Oppenheimer Global Multi Strategies Fund, Cl. I	1,037,427	27,491,824

Oppenheimer Gold & Special Minerals Fund, Cl. I2	580,216	11,221,384

Oppenheimer Master Inflation Protected Securities Fund, LLC	3,792,020	44,712,856

Oppenheimer Real Estate Fund, Cl. I	600,723	16,285,612

		112,432,029

Domestic Equity Funds—21.2%
Oppenheimer Capital Appreciation Fund, Cl. I	761,869	50,969,061

Oppenheimer Main Street Mid Cap Fund, Cl. I	539,018	18,288,864

Oppenheimer Value Fund, Cl. I	1,757,068	55,435,488

		124,693,413

Domestic Fixed Income Funds—42.4%
Oppenheimer Core Bond Fund, Cl. I	21,872,127	150,698,956

Oppenheimer Limited-Term Government Fund, Cl. I	7,558,871	68,785,724

Oppenheimer Master Loan Fund, LLC	2,010,904	29,349,902

		248,834,582

Foreign Equity Funds—4.6%
Oppenheimer Developing Markets Fund, Cl. I	113,805	4,522,599

Oppenheimer International Growth Fund, Cl. I	279,321	10,488,493

Oppenheimer International Small Company Fund, Cl. I	80,977	2,700,598

Oppenheimer International Value Fund, Cl. I	490,213	9,078,746

		26,790,436

Foreign Fixed Income Fund—11.2%
Oppenheimer International Bond Fund, Cl. I	10,719,692	65,711,714

Money Market Fund—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[3]	7,227,914	7,227,914

Total Investments, at Value (Cost $515,248,832)	99.8%	585,690,088

Net Other Assets (Liabilities)	0.2	887,304

Net Assets	100.0%	$586,577,392

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	January 31, 2014	Additions	Reductions	July 31, 2014

Oppenheimer Capital Appreciation
Fund, Cl. I	836,423	29,984	104,538	761,869
Oppenheimer Commodity Strategy				4,156,978
Total Return Fund, Cl. I	3,900,433	384,831	128,286
Oppenheimer Core Bond Fund, Cl. I	20,779,782	1,746,558	654,213	21,872,127
Oppenheimer Currency Opportunities Fund, Cl. Ia	703,120	122,458	825,578	—

12  OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Footnotes to Statement of Investments (Continued)

	Shares	Gross	Gross	Shares
	January 31, 2014	Additions	Reductions	July 31, 2014

Oppenheimer Developing Markets Fund, Cl. I	111,683	5,604	3,482	113,805
Oppenheimer Global Multi Strategies Fund, Cl. I	561,059	498,692	22,324	1,037,427
Oppenheimer Gold & Special Minerals Fund, Cl. I	427,561	170,259	17,604	580,216
Oppenheimer Institutional Money Market Fund, Cl. E	6,710,370	736,848	219,304	7,227,914
Oppenheimer International Bond Fund, Cl. I	9,873,734	1,168,249	322,291	10,719,692
Oppenheimer International Growth Fund, Cl. I	339,038	11,312	71,029	279,321
Oppenheimer International Small Company Fund, Cl. I	97,886	3,255	20,164	80,977
Oppenheimer International Value Fund, Cl. I	556,717	19,650	86,154	490,213
Oppenheimer Limited-Term Government Fund, Cl. I	7,015,394	771,581	228,104	7,558,871
Oppenheimer Main Street Mid Cap Fund, Cl. I	616,057	21,514	98,553	539,018
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,285,100	620,649	113,729	3,792,020
Oppenheimer Master Loan Fund, LLC	1,948,059	123,650	60,805	2,010,904
Oppenheimer Real Estate Fund, Cl. I	611,102	28,885	39,264	600,723
Oppenheimer Value Fund, Cl. I	2,051,888	88,658	383,478	1,757,068

				Realized Gain
		Value	Income	(Loss)

Oppenheimer Capital Appreciation Fund, Cl. I		$50,969,061	$—	$753,514
Oppenheimer Commodity Strategy Total Return Fund, Cl. I		12,720,353	—	(7,780)
Oppenheimer Core Bond Fund, Cl. I		150,698,956	2,574,654	(906,391)
Oppenheimer Currency Opportunities Fund, Cl. Ia		—	—	(232,082)
Oppenheimer Developing Markets Fund, Cl. I		4,522,599	—	5,487
Oppenheimer Global Multi Strategies Fund, Cl. I		27,491,824	349,815	7,145
Oppenheimer Gold & Special Minerals Fund, Cl. I		11,221,384	—	(404,097)
Oppenheimer Institutional Money Market Fund, Cl. E		7,227,914	2,830	—
Oppenheimer International Bond Fund, Cl. I		65,711,714	1,089,206	(76,180)
Oppenheimer International Growth Fund, Cl. I		10,488,493	—	861,562
Oppenheimer International Small Company Fund, Cl. I		2,700,598	—	173,190
Oppenheimer International Value Fund, Cl. I		9,078,746	—	179,958
Oppenheimer Limited-Term Government Fund, Cl. I		68,785,724	541,338	(20,968)
Oppenheimer Main Street Mid Cap Fund, Cl. I		18,288,864	—	1,112,553
Oppenheimer Master Inflation Protected Securities Fund, LLC		44,712,856	841,257 [b]	(64,553)[b]
Oppenheimer Master Loan Fund, LLC		29,349,902	721,790 [c]	382,979[c]
Oppenheimer Real Estate Fund, Cl. I		16,285,612	137,601	92,520
Oppenheimer Value Fund, Cl. I		55,435,488	585,946	2,896,699

Total		$585,690,088	$6,844,437	$4,753,556

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Footnotes to Statement of Investments (Continued)

a. Oppenheimer Currency Opportunities Fund, Cl. I liquidated on August 1, 2014.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of July 31, 2014.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF

ASSETS AND LIABILITIES    July 31, 2014        Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $515,248,832)	$585,690,088

Receivables and other assets:
Shares of beneficial interest sold	1,607,123
Dividends	711,140
Investments sold	21,966
Other	31,709

Total assets	588,062,026

Liabilities
Bank overdraft	44,521

Payables and other liabilities:
Investments purchased	710,618
Shares of beneficial interest redeemed	546,814
Distribution and service plan fees	124,136
Trustees’ compensation	40,698
Shareholder communications	4,254
Other	13,593

Total liabilities	1,484,634
Net Assets	$586,577,392

Composition of Net Assets
Par value of shares of beneficial interest	$64,565

Additional paid-in capital	636,328,696

Accumulated net investment income	7,461,058

Accumulated net realized loss on investments	(127,718,183)

Net unrealized appreciation on investments	70,441,256

Net Assets	$586,577,392

15      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $358,370,790 and 39,255,799 shares of beneficial interest outstanding)	$9.13
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.69
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,403,768 and 2,253,039 shares of beneficial interest outstanding)	$9.06
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $160,391,571 and 17,848,602 shares of beneficial interest outstanding)	$8.99
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,263,035 and 4,646,490 shares of beneficial interest outstanding)	$9.10
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,148,228 and 561,373 shares of beneficial interest outstanding)	$9.17

See accompanying Notes to Financial Statements.

16      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2014 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$840,778
Dividends	479
Net expenses	(88,297)
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	752,960
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	720,874
Dividends	916
Net expenses	(45,863)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	675,927
Total allocation of net investment income from master funds	1,428,887
Investment Income
Dividends from affiliated companies	5,281,390
Interest	273
Total investment income	5,281,663
Expenses
Distribution and service plan fees:
Class A	419,263
Class B	106,708
Class C	778,201
Class R2	106,844
Transfer and shareholder servicing agent fees:
Class A	373,317
Class B	23,465
Class C	171,325
Class R2	47,134
Class Y	4,494
Shareholder communications:
Class A	3,650
Class B	488
Class C	1,114
Class R2	221
Class Y	48
Trustees’ compensation	4,047
Custodian fees and expenses	3,280
Other	16,710
Total expenses	2,060,309
Less waivers and reimbursements of expenses	(281,862)
Net expenses	1,778,447

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

17      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS    Unaudited / Continued

Net Investment Income	$4,932,103
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	11,374
Affiliated companies	4,435,128

Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	(64,553)
Oppenheimer Master Loan Fund, LLC	382,979

Net realized gain	4,764,928

Net change in unrealized appreciation/depreciation on investments	14,177,973

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	697,648
Oppenheimer Master Loan Fund, LLC	(385,661)

Net change in unrealized appreciation/depreciation	14,489,960

Net Increase in Net Assets Resulting from Operations	$24,186,991

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014
Operations
Net investment income	$4,932,103	$9,659,947
Net realized gain	4,764,928	548,951
Net change in unrealized appreciation/depreciation	14,489,960	8,129,827

Net increase in net assets resulting from operations	24,186,991	18,338,725

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(5,588,157)
Class B	—	(185,497)
Class C	—	(1,509,237)
Class R1	—	(602,136)
Class Y	—	(68,071)

	—	(7,953,098)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	14,656,287	9,965,997
Class B	(3,953,203)	(7,609,283)
Class C	106,950	(2,042,144)
Class R1	(2,859,315)	(8,191,114)
Class Y	1,425,849	594,930

	9,376,568	(7,281,614)

Net Assets
Total increase	33,563,559	3,104,013
Beginning of period	553,013,833	549,909,820

End of period (including accumulated net investment income of $7,461,058 and $3,704,163, respectively)	$586,577,392	$553,013,833

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$8.74	$8.57	$8.13	$8.12	$7.39	$6.23

Income (loss) from investment operations:
Net investment income[1]	0.09	0.18	0.20	0.25	0.23	0.10
Net realized and unrealized gain	0.30	0.14	0.42	0.00[2]	0.72	1.14

Total from investment operations	0.39	0.32	0.62	0.25	0.95	1.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.15)	(0.18)	(0.24)	(0.22)	(0.08)

Net asset value, end of period	$9.13	$8.74	$8.57	$8.13	$8.12	$7.39

Total Return, at Net Asset Value[3]	4.46%	3.75%	7.62%	3.17%	12.91%	19.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358,371	$328,792	$312,860	$238,435	$216,715	$164,988

Average net assets (in thousands)	$346,290	$321,008	$263,955	$228,718	$191,109	$146,527

Ratios to average net assets:[4]
Net investment income	1.99%[5]	2.04%[5]	2.33%[5]	3.05%[5]	2.94%[5]	1.50%
Total expenses[6]	0.52%[5]	0.52%[5]	0.49%[5]	0.48%[5]	0.49%[5]	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%[5]	0.41%[5]	0.41%[5]	0.48%[5]	0.49%[5]	0.50%

Portfolio turnover rate	9%	12%	27%	12%	36%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.05%
Year Ended January 31, 2014	1.08%
Year Ended January 31, 2013	1.08%
Year Ended January 31, 2012	1.10%
Year Ended January 31, 2011	1.10%
Year Ended January 31, 2010	1.10%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class B	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$8.70	$8.52	$8.07	$8.07	$7.35	$6.20

Income (loss) from investment operations:
Net investment income[1]	0.06	0.10	0.12	0.18	0.16	0.05
Net realized and unrealized gain (loss)	0.30	0.15	0.43	(0.01)	0.71	1.11

Total from investment operations	0.36	0.25	0.55	0.17	0.87	.1.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.07)	(0.10)	(0.17)	(0.15)	(0.01)

Net asset value, end of period	$9.06	$8.70	$8.52	$8.07	$8.07	$7.35

Total Return, at Net Asset Value[2]	4.14%	2.90%	6.84%	2.15%	11.90%	18.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,404	$23,457	$30,526	$31,443	$31,470	$28,860

Average net assets (in thousands)	$21,829	$26,741	$30,910	$30,889	$29,729	$26,346

Ratios to average net assets:[3]
Net investment income	1.24%[4]	1.16%[4]	1.47%[4]	2.16%[4]	2.07%[4]	0.72%
Total expenses[5]	1.26%[4]	1.31%[4]	1.31%[4]	1.34%[4]	1.37%[4]	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%[4]	1.20%[4]	1.23%[4]	1.34%[4]	1.36%[4]	1.40%

Portfolio turnover rate	9%	12%	27%	12%	36%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.79%
Year Ended January 31, 2014	1.87%
Year Ended January 31, 2013	1.90%
Year Ended January 31, 2012	1.96%
Year Ended January 31, 2011	1.98%
Year Ended January 31, 2010	2.05%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$8.63	$8.47	$8.04	$8.04	$7.33	$6.18

Income (loss) from investment operations:
Net investment income[1]	0.05	0.11	0.13	0.19	0.17	0.03
Net realized and unrealized gain (loss)	0.31	0.14	0.42	(0.01)	0.70	1.14

Total from investment operations	0.36	0.25	0.55	0.18	0.87	1.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.12)	(0.18)	(0.16)	(0.02)

Net asset value, end of period	$8.99	$8.63	$8.47	$8.04	$8.04	$7.33

Total Return, at Net Asset Value[2]	4.17%	2.89%	6.90%	2.34%	11.92%	18.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,391	$153,973	$153,128	$119,266	$105,918	$86,890

Average net assets (in thousands)	$158,830	$154,195	$131,124	$112,026	$97,991	$77,652

Ratios to average net assets:[3]
Net investment income	1.24%[4]	1.26%[4]	1.59%[4]	2.29%[4]	2.15%[4]	0.50%
Total expenses[5]	1.26%[4]	1.28%[4]	1.23%[4]	1.24%[4]	1.27%[4]	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%[4]	1.17%[4]	1.15%	1.24%[4]	1.27%[4]	1.35%

Portfolio turnover rate	9%	12%	27%	12%	36%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.79%
Year Ended January 31, 2014	1.84%
Year Ended January 31, 2013	1.82%
Year Ended January 31, 2012	1.86%
Year Ended January 31, 2011	1.88%
Year Ended January 31, 2010	1.95%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class R	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$8.72	$8.55	$8.10	$8.09	$7.36	$6.20

Income (loss) from investment operations:
Net investment income[1]	0.09	0.15	0.17	0.22	0.20	0.03
Net realized and unrealized gain	0.29	0.14	0.43	0.00[2]	0.72	1.18

Total from investment operations	0.38	0.29	0.60	0.22	0.92	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.12)	(0.15)	(0.21)	(0.19)	(0.05)

Net asset value, end of period	$9.10	$8.72	$8.55	$8.10	$8.09	$7.36

Total Return, at Net Asset Value[3]	4.36%	3.40%	7.40%	2.80%	12.55%	19.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,263	$43,246	$50,510	$47,055	$54,286	$54,890

Average net assets (in thousands)	$36,600	$47,223	$46,844	$50,465	$54,933	$50,202

Ratios to average net assets:[4]
Net investment income	1.97%[5]	1.69%[5]	2.00%[5]	2.69%[5]	2.63%[5]	0.45%
Total expenses[6]	0.91%[5]	0.79%[5]	0.80%[5]	0.77%[5]	0.81%[5]	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%[5]	0.68%[5]	0.72%[5]	0.77%[5]	0.79%[5]	0.88%

Portfolio turnover rate	9%	12%	27%	12%	36%[5]	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.44%
Year Ended January 31, 2014	1.35%
Year Ended January 31, 2013	1.39%
Year Ended January 31, 2012	1.39%
Year Ended January 31, 2011	1.42%
Year Ended January 31, 2010	1.56%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$8.77	$8.60	$8.15	$8.14	$7.41	$6.25

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.21	0.22	0.28	0.26	(0.05)
Net realized and unrealized gain	0.30	0.14	0.43	0.00[2]	0.72	1.31

Total from investment operations	0.40	0.35	0.65	0.28	0.98	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.18)	(0.20)	(0.27)	(0.25)	(0.10)

Net asset value, end of period	$9.17	$8.77	$8.60	$8.15	$8.14	$7.41

Total Return, at Net Asset Value[3]	4.56%	4.01%	7.96%	3.47%	13.27%	20.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,148	$3,546	$2,886	$3,015	$2,047	$963

Average net assets (in thousands)	$4,168	$3,099	$2,922	$2,522	$1,398	$609

Ratios to average net assets:[4]
Net investment income (loss)	2.24%[5]	2.37%[5]	2.58%[5]	3.42%[5]	3.31%[5]	(0.74)%
Total expenses[6]	0.28%[5]	0.27%[5]	0.21%[5]	0.17%[5]	0.14%[5]	0.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.18%[5]	0.16%[5]	0.13%[5]	0.17%[5]	0.14%[5]	0.14%

Portfolio turnover rate	9%	12%	27%	12%	36%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	0 .81%
Year Ended January 31, 2014	0 .83%
Year Ended January 31, 2013	0 .80%
Year Ended January 31, 2012	0 .79%
Year Ended January 31, 2011	0 .75%
Year Ended January 31, 2010	0 .82%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO

FINANCIAL STATEMENTS     July 31, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

25      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise

26      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

1. Significant Accounting Policies (Continued)

tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended January 31, 2014, the Fund utilized $4,663,623 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$15,654,819
2019	44,255,962
No expiration	18,270,817

Total	$78,181,598

As of July 31, 2014, it is estimated that the capital loss carryforwards would be $59,910,781 expiring by 2019 and $13,505,889 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2014, it is estimated that the Fund will utilize $4,764,928 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$569,101,958

Gross unrealized appreciation	$20,916,347
Gross unrealized depreciation	(4,328,217)

Net unrealized appreciation	$16,588,130

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with

27      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

respect to their benefits under the Plan. During the six months ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$276
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2014	14,175

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1

28      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

1. Significant Accounting Policies (Continued)

Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

29      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

    If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not

30      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

2. Securities Valuation (Continued)

publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$511,627,330	$74,062,758	$—	$585,690,088

Total Assets	$511,627,330	$74,062,758	$—	$585,690,088

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class A Sold	5,938,110	$53,467,900	11,937,768	$103,749,675
Dividends and/or distributions reinvested	—	—	618,995	5,440,640
Redeemed	(4,310,717)	(38,811,613)	(11,424,745)	(99,224,318)

Net increase	1,627,393	$14,656,287	1,132,018	$9,965,997

Class B
Sold	122,886	$1,102,151	221,309	$1,906,720
Dividends and/or distributions reinvested	—	—	20,465	179,278
Redeemed	(566,064)	(5,055,354)	(1,127,778)	(9,695,281)

Net decrease	(443,178)	$(3,953,203)	(886,004)	$(7,609,283)

Class C
Sold	2,249,921	$19,978,968	4,926,144	$42,183,947
Dividends and/or distributions reinvested	—	—	170,436	1,481,086
Redeemed	(2,236,981)	(19,872,018)	(5,336,498)	(45,707,177)

Net increase (decrease)	12,940	$106,950	(239,918)	$(2,042,144)

31      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class R1
Sold	517,370	$4,640,027	1,383,365	$11,957,384
Dividends and/or distributions reinvested	—	—	66,201	580,586
Redeemed	(832,298)	(7,499,342)	(2,399,012)	(20,729,084)

Net decrease	(314,928)	$(2,859,315)	(949,446)	$(8,191,114)

Class Y
Sold	219,750	$1,987,826	256,114	$2,236,938
Dividends and/or distributions reinvested	—	—	7,583	66,884
Redeemed	(62,755)	(561,977)	(194,787)	(1,708,892)

Net increase	156,995	$1,425,849	68,910	$594,930

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended July 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$61,742,826	$50,867,384

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months ended July 31, 2014 was 0.49%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

32      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

33      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2014	$117,082	$—	$23,171	$8,622	$586

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

    The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the six months ended July 31, 2014, the manager waived fees and/or reimbursed the Fund $281,862.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements

34      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

6. Pending Litigation (Continued)

of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©	2014 OppenheimerFunds, Inc. All rights reserved.

37      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

39      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0540.001.0714 September 17, 2014

OPPENHEIMERFUNDS℠
THE RIGHT WAY TO INVEST

OPPENHEIMER

PORTFOLIO SERIES MODERATE INVESTOR FUND

SEMIANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	S&P 500 Index
6-Month	5.77%	-0.31%	2.16%	9.44%

1-Year	10.93	4.55	3.97	16.94

5-Year	10.33	9.03	4.47	16.79

Since Inception (4/5/05)	3.46	2.81	4.85	7.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER PORTFOLIO SERIES MODRATE INVESTOR FUND

Fund Performance Discussion1

During the six-month reporting period ended July 31, 2014, the Fund’s Class A shares (without sales charge) produced a total return of 5.77%. During a period in which equities outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 2.16%, but underperformed the S&P 500 Index’s return of 9.44%.

MARKET OVERVIEW

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. In addition, renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine and in the Middle East. This resulted in heightened volatility across multiple asset classes to begin the year. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data.

However, in the spring, the U.S. and global economic recoveries seemed to get back on track. Robust U.S. employment gains and mildly encouraging economic data in Europe helped address investors’ concerns. Central banks throughout the world also maintained stimulative monetary policies. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the Federal Reserve stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in the second quarter of 2014 was positive, with the unemployment rate falling to 6.1% in June, its lowest level since September 2008, and the U.S. stock market achieving record highs.

While the U.S. stock market experienced declines in the closing days of the reporting period, global equities and higher-yielding fixed-income securities generally performed positively for the six-month reporting period and outperformed U.S. Treasuries.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

3         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FUND REVIEW

The largest underlying domestic equity holdings of the Fund were Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund. These two underlying funds provided a positive contribution to the Fund’s return this period. Oppenheimer Capital Appreciation Fund received its best results from holdings in the information technology, consumer discretionary and health care sectors. Relative to its benchmarks, this underlying fund outperformed the S&P 500 Index and the Russell 1000 Growth Index. Oppenheimer Value Fund experienced its strongest contribution to performance from the information technology and energy sectors. With respect to its benchmarks, this underlying fund outperformed the S&P 500 Index, but underperformed the Russell 1000 Value Index. The Fund had a smaller allocation to Oppenheimer Main Street Mid Cap Fund, which also performed positively and outperformed its benchmarks, the Russell Midcap Index and the Russell 2500 Index. Its performance was driven by holdings in the information technology sector. Prior to June 30, 2014, this underlying fund was named Oppenheimer Main Street Small- & Mid-Cap Fund. This underlying fund also changed its benchmark from the Russell 2500 Index to the Russell Midcap Index. The new name and benchmark better reflect the underlying fund’s investment focus in the mid-cap space. The investment team will continue to seek companies that it believes have superior execution or sustainable competitive advantages.

The Fund’s largest foreign equity funds at period end were Oppenheimer International Growth Fund and Oppenheimer International Value Fund. Both underlying funds produced positive returns this reporting period, but underperformed their benchmark, the MSCI All Country World ex-U.S. Index. Top performing sectors for Oppenheimer International Growth Fund included consumer staples and industrials. This underlying fund’s underperformance relative to its benchmark was largely the result of weaker relative stock selection in the information technology and energy sectors. Oppenheimer International Value Fund received its best results in telecommunication services this reporting period. Its relative underperformance was partly due to weaker relative stock selection in the financials and consumer discretionary sectors.

The Fund’s largest underlying fixed-income holding, Oppenheimer Core Bond Fund, produced positive results this reporting period. This underlying fund maintained a significant underweight position to government bonds, and instead sourced its exposure primarily through corporate bonds, mortgages and other securitized products. This positioning drove the underlying fund’s performance during the reporting period, as corporate bond

4         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

performance versus U.S. Treasuries was strong. The underlying fund’s exposure to mortgage-backed securities also benefited this reporting period. Relative to its benchmarks, the underlying fund outperformed the Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index, but underperformed the Barclays Credit Index. The Fund’s other underlying fixed-income funds were Oppenheimer Limited-Term Government Fund, Oppenheimer International Bond Fund and Oppenheimer Master Loan Fund, LLC. Oppenheimer Limited-Term Government Fund produced a muted return during the reporting period, as U.S. Government bonds lagged higher-yielding fixed-income sectors and equities. An allocation to mortgage-backed securities benefited the underlying fund this reporting period. Relative to its benchmarks, the underlying fund outperformed the Barclays U.S. 1-3 Year Government Bond Index, but underperformed the Barclays U.S. Government Bond Index.

Oppenheimer International Bond Fund produced a positive return this reporting period. The underlying fund’s positive performance was driven by its exposure to developed market credit. The underlying fund underperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the

JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified, due to weaker relative results within emerging markets local debt. Oppenheimer Master Loan Fund, LLC, which invests primarily in senior loans, produced positive results and outperformed its benchmark, the Credit Suisse Leveraged Loan Index. Senior loans continued to perform positively year to date in 2014, with robust new issuance into the asset class.

The Fund’s allocation to alternative funds had a positive effect on performance this period. The Fund’s largest positions within alternatives were Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Global Multi Strategies Fund. Oppenheimer Master Inflation Protected Securities Fund, LLC, invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. The underlying fund produced positive performance, but underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. Oppenheimer Global Multi Strategies Fund seeks to offer the benefit of four major alternative strategy categories: Global Macro, Equity Market Neutral, Fixed-Income Alternatives and Volatility. It received positive absolute results from all four strategies, led by Global Macro and Equity Market Neutral.

5         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Relative to its benchmarks, the underlying fund underperformed the S&P 500 Index, but outperformed the Barclays Global Aggregate Bond Index.

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA[2] Portfolio Manager

2. Dokyoung Lee became a Portfolio Manager in May 2014.

6         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Domestic Equity Funds	40.9%
Domestic Fixed Income Funds	25.2
Foreign Equity Funds	16.3
Alternative Funds	10.2
Foreign Fixed Income Fund	6.7
Money Market Fund	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Value Fund, Cl. I	18.2%
Oppenheimer Capital Appreciation Fund, Cl. I	16.8
Oppenheimer Core Bond Fund, Cl. I	15.3
Oppenheimer Limited-Term Government Fund, Cl. I	7.0
Oppenheimer International Bond Fund, Cl. I	6.7
Oppenheimer International Growth Fund, Cl. I	6.4
Oppenheimer Main Street Mid Cap Fund, Cl. I	6.0
Oppenheimer International Value Fund, Cl. I	5.5
Oppenheimer Master Inflation Protected Securities Fund, LLC	4.5
Oppenheimer Master Loan Fund, LLC	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAMIX)	4/5/05	5.77%	10.93%	10.33%	3.46%
Class B (OBMIX)	4/5/05	5.45%	10.16%	9.40%	2.90%
Class C (OCMIX)	4/5/05	5.38%	9.99%	9.47%	2.65%
Class R (ONMIX)	4/5/05	5.60%	10.60%	10.03%	3.19%
Class Y (OYMIX)	4/5/05	5.93%	11.20%	10.63%	3.80%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAMIX)	4/5/05	-0.31%	4.55%	9.03%	2.81%
Class B (OBMIX)	4/5/05	0.45%	5.16%	9.12%	2.90%
Class C (OCMIX)	4/5/05	4.38%	8.99%	9.47%	2.65%
Class R (ONMIX)	4/5/05	4.60%	9.60%	10.03%	3.19%
Class Y (OYMIX)	4/5/05	5.93%	11.20%	10.63%	3.80%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% CDSC for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14.) There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the

8         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$ 1,000.00	$ 1,057.70	$ 2.14
Class B	1,000.00	1,054.50	5.98
Class C	1,000.00	1,053.80	5.97
Class R	1,000.00	1,056.00	3.42
Class Y	1,000.00	1,059.30	0.92

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.71	2.11
Class B	1,000.00	1,018.99	5.87
Class C	1,000.00	1,018.99	5.87
Class R	1,000.00	1,021.47	3.36
Class Y	1,000.00	1,023.90	0.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.42%
Class B	1.17
Class C	1.17
Class R	0.67
Class Y	0.18

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2014 Unaudited

	Shares	Value

Investment Company—100.2%[1]
Alternative Funds—10.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	5,440,936	$16,649,263

Oppenheimer Global Multi Strategies Fund, Cl. I	1,358,921	36,011,399

Oppenheimer Gold & Special Minerals Fund, Cl. I2	760,217	14,702,595

Oppenheimer Master Inflation Protected Securities Fund, LLC	6,020,067	70,984,438

Oppenheimer Real Estate Fund, Cl. I	788,275	21,370,136

		159,717,831

Domestic Equity Funds—41.0%
Oppenheimer Capital Appreciation Fund, Cl. I	3,912,086	261,718,544

Oppenheimer Main Street Mid Cap Fund, Cl. I	2,765,279	93,825,926

Oppenheimer Value Fund, Cl. I	9,019,583	284,567,856

		640,112,326

Domestic Fixed Income Funds—25.3%
Oppenheimer Core Bond Fund, Cl. I	34,753,199	239,449,542

Oppenheimer Limited-Term Government Fund, Cl. I	12,011,227	109,302,166

Oppenheimer Master Loan Fund, LLC	3,194,280	46,621,721

		395,373,429

Foreign Equity Funds—16.3%
Oppenheimer Developing Markets Fund, Cl. I	1,087,178	43,204,443

Oppenheimer International Growth Fund, Cl. I	2,644,908	99,316,291

Oppenheimer International Small Company Fund, Cl. I	770,860	25,708,168

Oppenheimer International Value Fund, Cl. I	4,659,382	86,291,758

		254,520,660

Foreign Fixed Income Fund—6.7%
Oppenheimer International Bond Fund, Cl. I	17,024,021	104,357,246

Money Market Fund—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[3]	11,456,957	11,456,957

Total Investments, at Value (Cost $1,220,377,426)	100.2%	1,565,538,449

Net Other Assets (Liabilities)	(0.2)	(3,874,859)

Net Assets	100.0%	$1,561,663,590

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2014	Gross Additions	Gross Reductions	Shares July 31, 2014

Oppenheimer Capital Appreciation Fund, Cl. I	4,035,693	89,360	212,967	3,912,086
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	4,913,769	617,790	90,623	5,440,936
Oppenheimer Core Bond Fund, Cl. I	31,779,925	3,533,076	559,802	34,753,199
Oppenheimer Currency Opportunities Fund, Cl. Ia	869,893	198,742	1,068,635	—

12        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Statement of Investments (Continued)

	Shares January 31, 2014	Gross Additions	Gross Reductions	Shares July 31, 2014

Oppenheimer Developing Markets Fund, Cl. I	1,004,989	99,998	17,809	1,087,178
Oppenheimer Global Multi Strategies Fund, Cl. I	693,686	682,227	16,992	1,358,921
Oppenheimer Gold & Special Minerals Fund, Cl. I	543,721	228,858	12,362	760,217
Oppenheimer Institutional Money Market Fund, Cl. E	10,210,831	1,433,500	187,374	11,456,957
Oppenheimer International Bond Fund, Cl. I	15,068,612	2,231,022	275,613	17,024,021
Oppenheimer International Growth Fund, Cl. I	2,913,139	62,303	330,534	2,644,908
Oppenheimer International Small Company Fund, Cl. I	932,237	17,949	179,326	770,860
Oppenheimer International Value Fund, Cl. I	4,740,077	108,218	188,913	4,659,382
Oppenheimer Limited-Term Government Fund, Cl. I	10,694,011	1,512,539	195,323	12,011,227
Oppenheimer Main Street Mid Cap Fund, Cl. I	2,940,433	64,177	239,331	2,765,279
Oppenheimer Master Inflation Protected Securities Fund, LLC	4,800,467	1,316,677	97,077	6,020,067
Oppenheimer Master Loan Fund, LLC	3,018,491	227,771	51,982	3,194,280
Oppenheimer Real Estate Fund, Cl. I	868,254	25,291	105,270	788,275
Oppenheimer Value Fund, Cl. I	9,766,275	301,780	1,048,472	9,019,583

	Value	Income		Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. I	$261,718,544	$—		$246,487
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	16,649,263	—		(1,373)
Oppenheimer Core Bond Fund, Cl. I	239,449,542	4,039,578		(889,827)
Oppenheimer Currency Opportunities Fund, Cl. Ia	—	—		(292,947)
Oppenheimer Developing Markets Fund, Cl. I	43,204,443	—		58,889
Oppenheimer Global Multi Strategies Fund, Cl. I	36,011,399	473,403		4,286
Oppenheimer Gold & Special Minerals Fund, Cl. I	14,702,595	—		(284,395)
Oppenheimer Institutional Money Market Fund, Cl. E	11,456,957	4,435		—
Oppenheimer International Bond Fund, Cl. I	104,357,246	1,710,407		(13,841)
Oppenheimer International Growth Fund, Cl. I	99,316,291	—		3,219,394
Oppenheimer International Small Company Fund, Cl. I	25,708,168	—		1,467,888
Oppenheimer International Value Fund, Cl. I	86,291,758	—		27,423
Oppenheimer Limited-Term Government Fund, Cl. I	109,302,166	849,204		(25,125)
Oppenheimer Main Street Mid Cap Fund, Cl. I	93,825,926	—		1,519,212
Oppenheimer Master Inflation Protected Securities Fund, LLC	70,984,438	1,316,333	[b]	(105,833)[b]
Oppenheimer Master Loan Fund, LLC	46,621,721	1,139,270	[c]	609,636 [c]
Oppenheimer Real Estate Fund, Cl. I	21,370,136	185,943		764,809
Oppenheimer Value Fund, Cl. I	284,567,856	2,883,828		3,956,117

Total	$1,565,538,449	$12,602,401		$10,260,800

13        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

a. Oppenheimer Currency Opportunities Fund, Cl. I liquidated on August 1, 2014.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities

Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of July 31, 2014.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,220,377,426)	$1,565,538,449

Receivables and other assets:
Shares of beneficial interest sold	1,746,290
Dividends	1,130,902
Investments sold	113,192
Other	77,222

Total assets	1,568,606,055

Liabilities
Bank overdraft	565,369

Payables and other liabilities:
Shares of beneficial interest redeemed	4,782,479
Investments purchased	1,130,072
Distribution and service plan fees	334,019
Trustees’ compensation	106,393
Shareholder communications	6,515
Other	17,618

Total liabilities	6,942,465

Net Assets	$1,561,663,590

Composition of Net Assets
Par value of shares of beneficial interest	$1,318,583

Additional paid-in capital	1,476,285,277

Accumulated net investment income	15,560,324

Accumulated net realized loss on investments	(276,661,617)

Net unrealized appreciation on investments	345,161,023

Net Assets	$1,561,663,590

15        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $969,085,185 and 89,577,980 shares of beneficial interest outstanding)	$10.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.48

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,185,379 and 7,907,245 shares of beneficial interest outstanding)	$10.65

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $387,127,265 and 36,580,407 shares of beneficial interest outstanding)	$10.58

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $109,948,115 and 10,236,639 shares of beneficial interest outstanding)	$10.74

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,317,646 and 1,039,388 shares of beneficial interest outstanding)	$10.89

See accompanying Notes to Financial Statements.

16        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2014 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$1,315,586
Dividends	747
Net expenses	(136,710)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	1,179,623
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,137,832
Dividends	1,438
Net expenses	(72,420)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,066,850

Total allocation of net investment income from master funds	2,246,473

Investment Income
Dividends from affiliated companies	10,146,798
Interest	508

Total investment income	10,147,306

Expenses
Distribution and service plan fees:
Class A	1,132,403
Class B	443,178
Class C	1,853,760
Class R2	273,023

Transfer and shareholder servicing agent fees:
Class A	1,020,571
Class B	97,349
Class C	409,324
Class R2	120,292
Class Y	11,538

Shareholder communications:
Class A	3,373
Class B	741
Class C	1,250
Class R2	228
Class Y	29

Trustees’ compensation	10,901

Custodian fees and expenses	6,051

Other	24,539

Total expenses	5,408,550
Less waivers and reimbursements of expenses	(528,238)

Net expenses	4,880,312

17        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Net Investment Income	$7,513,467

Realized and Unrealized Gain (Loss)
Net realized gain on investments from affiliated companies	9,756,997
Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	(105,833)
Oppenheimer Master Loan Fund, LLC	609,636

Net realized gain	10,260,800

Net change in unrealized appreciation/depreciation on investments	64,924,270

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,114,156
Oppenheimer Master Loan Fund, LLC	(610,752)

Net change in unrealized appreciation/depreciation	65,427,674

Net Increase in Net Assets Resulting from Operations	$83,201,941

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014

Operations
Net investment income	$7,513,467	$17,759,313

Net realized gain	10,260,800	15,335,784

Net change in unrealized appreciation/depreciation	65,427,674	94,676,761

Net increase in net assets resulting from operations	83,201,941	127,771,858

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(11,523,535)
Class B	—	(429,700)
Class C	—	(2,285,768)
Class R1	—	(1,145,246)
Class Y	—	(158,644)

	—	(15,542,893)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	28,571,693	58,667,082
Class B	(16,373,306)	(25,652,640)
Class C	7,808,895	19,240,036
Class R1	(6,378,318)	(14,610,224)
Class Y	699,505	752,179

	14,328,469	38,396,433

Net Assets
Total increase	97,530,410	150,625,398

Beginning of period	1,464,133,180	1,313,507,782
End of period (including accumulated net investment income of $15,560,324 and $8,046,857, respectively)	$1,561,663,590	$1,464,133,180

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.23	$9.42	$8.67	$8.77	$7.72	$6.12

Income (loss) from investment operations:
Net investment income[1]	0.06	0.15	0.18	0.21	0.18	0.07
Net realized and unrealized gain (loss)	0.53	0.80	0.73	(0.10)	1.05	1.54

Total from investment operations	0.59	0.95	0.91	0.11	1.23	1.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.14)	(0.16)	(0.21)	(0.18)	(0.01)

Net asset value, end of period	$10.82	$10.23	$9.42	$8.67	$8.77	$7.72

Total Return, at Net Asset Value[2]	5.77%	10.00%	10.51%	1.31%	15.94%	26.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$969,085	$888,533	$763,081	$538,032	$542,308	$450,074

Average net assets (in thousands)	$946,560	$830,952	$606,831	$539,801	$491,634	$403,150

Ratios to average net assets:[3]
Net investment income	1.23%[4]	1.56%[4]	2.00%[4]	2.38%[4]	2.20%[4]	1.04%
Total expenses[5]	0.49%[4]	0.49%[4]	0.45%[4]	0.45%[4]	0.47%[4]	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%[4]	0.41%[4]	0.39%[4]	0.45%[4]	0.47%[4]	0.51%

Portfolio turnover rate	8%	6%	23%	12%	43%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.07%
Year Ended January 31, 2014	1.11%
Year Ended January 31, 2013	1.09%
Year Ended January 31, 2012	1.11%
Year Ended January 31, 2011	1.12%
Year Ended January 31, 2010	1.15%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class B	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.10	$9.30	$8.56	$8.65	$7.62	$6.09

Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.09	0.13	0.11	0.03
Net realized and unrealized gain (loss)	0.52	0.78	0.73	(0.09)	1.03	1.50

Total from investment operations	0.55	0.84	0.82	0.04	1.14	1.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.08)	(0.13)	(0.11)	0.00

Net asset value, end of period	$10.65	$10.10	$9.30	$8.56	$8.65	$7.62

Total Return, at Net Asset Value[2]	5.45%	9.07%	9.59%	0.49%	14.94%	25.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,186	$95,620	$112,666	$108,665	$118,398	$105,937

Average net assets (in thousands)	$90,562	$102,915	$106,286	$113,632	$111,116	$96,884

Ratios to average net assets:[3]
Net investment income	0.49%[4]	0.62%[4]	1.07%[4]	1.48%[4]	1.32%[4]	0.43%
Total expenses[5]	1.24%[4]	1.27%[4]	1.29%[4]	1.32%[4]	1.34%[4]	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%[4]	1.19%[4]	1.23%[4]	1.32%[4]	1.34%[4]	1.40%

Portfolio turnover rate	8%	6%	23%	12%	43%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.82%
Year Ended January 31, 2014	1.89%
Year Ended January 31, 2013	1.93%
Year Ended January 31, 2012	1.98%
Year Ended January 31, 2011	1.99%
Year Ended January 31, 2010	2.05%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.04	$9.26	$8.54	$8.63	$7.61	$6.07

Income (loss) from investment operations:
Net investment income[1]	0.03	0.08	0.11	0.14	0.12	0.03
Net realized and unrealized gain (loss)	0.51	0.76	0.71	(0.09)	1.02	1.51

Total from investment operations	0.54	0.84	0.82	0.05	1.14	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	(0.10)	(0.14)	(0.12)	0.00

Net asset value, end of period	$10.58	$10.04	$9.26	$8.54	$8.63	$7.61

Total Return, at Net Asset Value[2]	5.38%	9.11%	9.63%	0.65%	14.97%	25.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$387,127	$359,725	$313,572	$231,079	$230,368	$194,113

Average net assets (in thousands)	$379,484	$336,609	$257,063	$231,140	$209,895	$175,655

Ratios to average net assets:[3]
Net investment income	0.48%[4]	0.79%[4]	1.22%[4]	1.61%[4]	1.42%[4]	0.45%
Total expenses[5]	1.24%[4]	1.25%[4]	1.21%[4]	1.22%[4]	1.25%[4]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%[4]	1.17%[4]	1.15%[4]	1.22%[4]	1.25%[4]	1.30%

Portfolio turnover rate	8%	6%	23%	12%	43%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.82%
Year Ended January 31, 2014	1.87%
Year Ended January 31, 2013	1.85%
Year Ended January 31, 2012	1.88%
Year Ended January 31, 2011	1.90%
Year Ended January 31, 2010	1.94%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class R	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.17	$9.36	$8.62	$8.71	$7.67	$6.09

Income (loss) from investment operations:
Net investment income[1]	0.05	0.12	0.15	0.18	0.16	0.04
Net realized and unrealized gain (loss)	0.52	0.80	0.72	(0.09)	1.04	1.54

Total from investment operations	0.57	0.92	0.87	0.09	1.20	1.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.13)	(0.18)	(0.16)	0.00

Net asset value, end of period	$10.74	$10.17	$9.36	$8.62	$8.71	$7.67

Total Return, at Net Asset Value[2]	5.60%	9.76%	10.17%	1.12%	15.62%	25.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,948	$110,232	$115,659	$95,267	$109,375	$93,550

Average net assets (in thousands)	$111,487	$111,927	$99,577	$105,816	$101,701	$85,066

Ratios to average net assets:[3]
Net investment income	0.98%[4]	1.21%[4]	1.71%[4]	2.08%[4]	1.93%[4]	0.61%
Total expenses[5]	0.74%[4]	0.74%[4]	0.71%[4]	0.72%[4]	0.73%[4]	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%[4]	0.66%[4]	0.65%[4]	0.72%[4]	0.73%[4]	0.78%

Portfolio turnover rate	8%	6%	23%	12%	43%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.32%
Year Ended January 31, 2014	1.36%
Year Ended January 31, 2013	1.35%
Year Ended January 31, 2012	1.38%
Year Ended January 31, 2011	1.38%
Year Ended January 31, 2010	1.42%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.28	$9.47	$8.70	$8.80	$7.75	$6.14

Income (loss) from investment operations:
Net investment income[1]	0.08	0.19	0.18	0.24	0.22	0.05
Net realized and unrealized gain (loss)	0.53	0.79	0.75	(0.11)	1.04	1.60

Total from investment operations	0.61	0.98	0.93	0.13	1.26	1.65

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.17)	(0.16)	(0.23)	(0.21)	(0.04)

Net asset value, end of period	$10.89	$10.28	$9.47	$8.70	$8.80	$7.75

Total Return, at Net Asset Value[2]	5.93%	10.29%	10.72%	1.57%	16.32%	26.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,318	$10,023	$8,530	$9,505	$6,631	$2,700

Average net assets (in thousands)	$10,696	$9,064	$8,449	$8,314	$4,695	$2,137

Ratios to average net assets:[3]
Net investment income	1.47%[4]	1.93%[4]	2.01%[4]	2.71%[4]	2.68%[4]	0.72%
Total expenses[5]	0.25%[4]	0.15%[4]	0.31%[4]	0.25%[4]	0.08%[4]	0.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.18%[4]	0.07%[4]	0.24%[4]	0.25%[4]	0.08%[4]	0.09%

Portfolio turnover rate	8%	6%	23%	12%	43%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	0.83%
Year Ended January 31, 2014	0.77%
Year Ended January 31, 2013	0.95%
Year Ended January 31, 2012	0.91%
Year Ended January 31, 2011	0.73%
Year Ended January 31, 2010	0.73%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2014

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market

25        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

26        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

1. Significant Accounting Policies (Continued)

During the fiscal year ended January 31, 2014, the Fund utilized $17,988,389 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$1,226,854
2018	32,374,275
2019	142,546,959
No expiration	38,959,379

Total	$215,107,467

As of July 31, 2014, it is estimated that the capital loss carryforwards would be $176,148,088 expiring by 2019 and $28,698,579 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2014, it is estimated that the Fund will utilize $10,260,800 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,291,854,640

Gross unrealized appreciation	$281,113,004
Gross unrealized depreciation	(7,429,195)

Net unrealized appreciation	$273,683,809

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended July 31, 2014, the

27        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$728
Accumulated Liability as of July 31, 2014	37,410

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

28        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

29        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

30        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,447,932,290	$117,606,159	$—	$1,565,538,449

Total Assets	$1,447,932,290	$117,606,159	$—	$1,565,538,449

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	10,458,389	$111,446,373	20,306,975	$201,309,488
Dividends and/or distributions reinvested	—	—	1,085,305	11,341,500
Redeemed	(7,761,354)	(82,874,680)	(15,529,250)	(153,983,906)

Net increase	2,697,035	$28,571,693	5,863,030	$58,667,082

Class B
Sold	146,381	$1,538,421	464,729	$4,535,135
Dividends and/or distributions reinvested	—	—	41,223	425,828
Redeemed	(1,704,673)	(17,911,727)	(3,159,022)	(30,613,603)

Net decrease	(1,558,292)	$(16,373,306)	(2,653,070)	$(25,652,640)

Class C
Sold	3,974,433	$41,401,493	8,557,626	$83,252,725
Dividends and/or distributions reinvested	—	—	219,068	2,249,790
Redeemed	(3,218,068)	(33,592,598)	(6,825,872)	(66,262,479)

Net increase	756,365	$7,808,895	1,950,822	$19,240,036

31        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class R1
Sold	990,323	$10,441,808	2,409,704	$23,822,012
Dividends and/or distributions reinvested	—	—	104,224	1,082,890
Redeemed	(1,596,588)	(16,820,126)	(4,026,419)	(39,515,126)

Net decrease	(606,265)	$(6,378,318)	(1,512,491)	$(14,610,224)

Class Y
Sold	148,395	$1,600,411	258,188	$2,576,079
Dividends and/or distributions reinvested	—	—	14,782	155,207
Redeemed	(83,865)	(900,906)	(199,204)	(1,979,107)

Net increase	64,530	$699,505	73,766	$752,179

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended July 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$123,806,335	$102,941,676

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months ended July 31, 2014 was 0.53%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

32        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. . Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

33        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2014	$471,886	$—	$50,123	$22,760	$1,967

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the six months ended July 31, 2014, the Manager waived fees and/or reimbursed the Fund $528,238.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final

34        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

6. Pending Litigation (Continued)

judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES MODERATE
INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

37         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38         OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

39        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0545.001.0714 September 17, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER
PORTFOLIO SERIES ACTIVE ALLOCATION FUND

SEMIANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays U.S. Aggregate Bond Index
6-Month	6.16%	0.06%	9.44%	2.16%

1-Year	12.52	6.05	16.94	3.97

5-Year	11.46	10.15	16.79	4.47

Since Inception (4/5/05)	4.58	3.92	7.65	4.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Performance Discussion1

During the six-month reporting period ended July 31, 2014, the Fund’s Class A shares (without sales charge) produced a total return of 6.16%. During a period in which equities outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 2.16%, but underperformed the S&P 500 Index’s return of 9.44%.

MARKET OVERVIEW

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. In addition, renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine and in the Middle East. This resulted in heightened volatility across multiple asset classes to begin the year. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data.

However, in the spring, the U.S. and global economic recoveries seemed to get back on track. Robust U.S. employment gains and mildly encouraging economic data in Europe helped address investors’ concerns. Central banks throughout the world also maintained stimulative monetary policies. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the Fed stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in the second quarter of 2014 was positive, with the unemployment rate falling to 6.1% in June, its lowest level since September 2008, and the U.S. stock market achieving record highs.

While the U.S. stock market experienced declines in the closing days of the reporting period, global equities and higher-yielding

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

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fixed-income securities generally performed positively for the six-month reporting period and outperformed U.S. Treasuries.

FUND REVIEW

At period end, the Fund had roughly 20% of its assets invested in an “active allocation” that seeks to take advantage of short- to mid-term market conditions, and 80% invested in a “static allocation.” Both allocations are comprised of Oppenheimer funds.

The active allocation portion of the Fund produced positive performance over the reporting period as its positioning exploited the lagging returns in fixed income and the strong returns in equities, particularly domestic equity underlying funds. The active allocation continued to maintain little exposure to fixed-income funds. In a period when government and investment grade bonds underperformed equities, our decision to favor equities benefited performance.

The active allocation maintained a tactical overweight to U.S. equity funds, including Oppenheimer Value Fund, Oppenheimer Capital Appreciation Fund and Oppenheimer Main Street Mid Cap Fund. These underlying funds had a positive impact to the performance of the Fund. Oppenheimer Value Fund experienced its strongest contribution to absolute performance from the information technology and energy sectors. With respect to its benchmarks, the underlying fund outperformed the S&P 500

Index, but underperformed the Russell 1000 Value Index. Oppenheimer Capital Appreciation Fund received its best absolute results from holdings in the information technology, consumer discretionary and health care sectors. Relative to its benchmarks, the underlying fund outperformed the S&P 500 Index and the Russell 1000 Growth Index. Oppenheimer Main Street Mid Cap Fund performed positively and outperformed its benchmarks, the Russell Midcap Index and the Russell 2500 Index. Its positive performance was driven by holdings in the information technology sector. Prior to June 30, 2014, this underlying fund was named Oppenheimer Main Street Small- & Mid-Cap Fund. The underlying fund also changed its benchmark from the Russell 2500 Index to the Russell Midcap Index. The new name and benchmark better reflect the underlying fund’s investment focus in the mid-cap space. The investment team will continue to seek companies that it believes have superior execution or sustainable competitive advantages.

The active allocation’s largest foreign equity funds at period end were Oppenheimer International Growth Fund and Oppenheimer International Value Fund. Both underlying funds produced positive returns this reporting period, but underperformed their benchmark, the MSCI All Country World ex-U.S. Index. Top performing sectors on an absolute basis for Oppenheimer International Growth Fund included consumer staples and industrials. The underlying fund’s underperformance relative to its benchmark was largely the result of weaker relative stock selection in the information technology and energy sectors. Oppenheimer International Value Fund received its best

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results in telecommunication services this reporting period. Its underperformance was partly due to weaker relative stock selection in the financials and consumer discretionary sectors. The active allocation started the reporting period with a smaller allocation to Oppenheimer Developing Markets Fund. While our exposure to the underlying fund produced positive performance, our smaller allocation early in the reporting period prevented us from benefiting more fully in the rally. The underlying fund received its strongest results in the financials, consumer discretionary and consumer staples sectors. However, it underperformed its benchmark, the MSCI Emerging Markets Index, due partly to weaker relative stock selection in the information technology and energy sectors. We increased our position in this underlying fund during the reporting period.

On the alternative side, the active allocation’s largest positions at period end included Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Global Multi Strategies Fund. Oppenheimer Master Event-Linked Bond Fund, LLC provides the Fund with exposure to catastrophe bonds, which performed positively and generally outpaced most fixed-income asset classes during the period. This underlying fund underperformed its benchmark, the Swiss Re Cat Bond Total Return Index, during the reporting period. Oppenheimer Master Inflation Protected Securities Fund, LLC, invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. This underlying fund produced positive performance that was roughly in line with its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. Oppenheimer Global Multi Strategies Fund seeks to offer the benefit of four major alternative strategy categories: Global Macro, Equity Market Neutral, Fixed-Income Alternatives and Volatility. It received positive performance results from all four strategies, led by Global Macro and Equity Market Neutral. Relative to its benchmarks, the underlying fund underperformed the S&P 500 Index, but outperformed the Barclays Global Aggregate Bond Index.

The static allocation of the Fund also produced a positive return this reporting period. Similar to the active allocation, it favored U.S. equity funds, which benefited performance. The static allocation’s exposure to U.S. equity and foreign equity funds was similar to the active allocation’s. The static allocation’s largest U.S. equity holdings were Oppenheimer Value Fund, Oppenheimer Capital Appreciation Fund and Oppenheimer Main Street Mid Cap Fund, and its largest foreign equity holdings were Oppenheimer International Growth Fund and Oppenheimer International Value Fund.

The static allocation’s largest fixed-income holdings were Oppenheimer Core Bond Fund, Oppenheimer Limited-Term Government Fund and Oppenheimer International Bond Fund. Oppenheimer Core Bond Fund maintained a significant underweight position to government bonds, and instead sourced its

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exposure primarily through corporate bonds, mortgages and other securitized products. This positioning drove the underlying fund’s performance during the reporting period, as corporate bond performance versus U.S. Treasuries was strong. The underlying fund’s exposure to mortgage-backed securities also benefited this reporting period. Relative to its benchmarks, the underlying fund outperformed the Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index, but underperformed the Barclays Credit Index. Oppenheimer Limited-Term Government Fund produced a muted return during the reporting period, as U.S. Government bonds lagged higher-yielding fixed-income sectors and equities. An allocation to mortgage-backed securities benefited the underlying fund this reporting period. Relative to its benchmarks, the underlying fund outperformed the Barclays U.S. 1-3 Year Government Bond Index, but

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA[2] Portfolio Manager

2. Dokyoung Lee became a Portfolio Manager in May 2014.

underperformed the Barclays U.S. Government Bond Index. Oppenheimer International Bond Fund produced a positive return this reporting period. This underlying fund’s positive performance was driven by its exposure to developed market credit. This underlying fund underperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index—Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified, due to weaker relative results within emerging markets local debt.

The static allocation’s exposure to alternative funds had a positive effect on performance this period. Positions included Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Global Multi Strategies Fund, which performed positively.

Caleb Wong Portfolio Manager

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Top Holdings and Allocations

ASSET CLASS ALLOCATION

Domestic Equity Funds	48.6%
Foreign Equity Funds	30.1
Domestic Fixed Income Funds	11.8
Alternative Funds	5.5
Foreign Fixed Income Fund	3.6
Money Market Fund	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Value Fund, Cl. I	21.5%
Oppenheimer Capital Appreciation Fund, Cl. I	19.7
Oppenheimer International Growth Fund, Cl. I	11.4
Oppenheimer International Value Fund, Cl. I	10.4
Oppenheimer Main Street Mid Cap Fund, Cl. I	7.4
Oppenheimer Core Bond Fund, Cl. I	7.0
Oppenheimer Developing Markets Fund, Cl. I	4.9
Oppenheimer International Bond Fund, Cl. I	3.6
Oppenheimer International Small Company Fund, Cl. I	3.3
Oppenheimer Limited-Term Government Fund, Cl. I	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAAAX)	4/5/05	6.16%	12.52%	11.46%	4.58%
Class B (OAABX)	4/5/05	5.82	11.77	10.54	4.03
Class C (OAACX)	4/5/05	5.85	11.76	10.64	3.80
Class R (OAANX)	4/5/05	6.11	12.33	11.22	4.37
Class Y (OAAYX)	4/5/05	6.35	12.84	11.84	4.97

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAAAX)	4/5/05	0.06%	6.05%	10.15%	3.92%
Class B (OAABX)	4/5/05	0.82	6.77	10.27	4.03
Class C (OAACX)	4/5/05	4.85	10.76	10.64	3.80
Class R (OAANX)	4/5/05	5.11	11.33	11.22	4.37
Class Y (OAAYX)	4/5/05	6.35	12.84	11.84	4.97

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% CDSC for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14.) There is no sales charge for Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the

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Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$1,000.00	$1,061.60	$2.82
Class B	1,000.00	1,058.20	6.60
Class C	1,000.00	1,058.50	6.60
Class R	1,000.00	1,061.10	4.10
Class Y	1,000.00	1,063.50	1.54

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.07	2.76
Class B	1,000.00	1,018.40	6.48
Class C	1,000.00	1,018.40	6.48
Class R	1,000.00	1,020.83	4.02
Class Y	1,000.00	1,023.31	1.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.55%
Class B	1.29
Class C	1.29
Class R	0.80
Class Y	0.30

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS  July 31, 2014       Unaudited

	Shares	Value

Investment Company—100.1%[1]
Alternative Funds—5.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	3,940,407	$12,057,646

Oppenheimer Global Multi Strategies Fund, Cl. I	808,216	21,417,714

Oppenheimer Gold & Special Minerals Fund, Cl. I2	466,458	9,021,303

Oppenheimer Master Event-Linked Bond Fund, LLC	1,956,707	27,698,377

Oppenheimer Master Inflation Protected Securities Fund, LLC	4,559,227	53,759,231

Oppenheimer Real Estate Fund, Cl. I	517,808	14,037,786

		137,992,057

Domestic Equity Funds—48.6%
Oppenheimer Capital Appreciation Fund, Cl. I	7,276,707	486,811,700

Oppenheimer Main Street Mid Cap, Cl. I	5,425,177	184,076,247

Oppenheimer Value Fund, Cl. I	16,897,842	533,126,912

		1,204,014,859

Domestic Fixed Income Funds—11.8%
Oppenheimer Core Bond Fund, Cl. I	25,203,099	173,649,355

Oppenheimer Limited-Term Government Fund, Cl. I	8,345,245	75,941,734

Oppenheimer Master Loan Fund, LLC	2,898,990	42,311,862

		291,902,951

Foreign Equity Funds—30.1%
Oppenheimer Developing Markets Fund, Cl. I	3,073,539	122,142,431

Oppenheimer International Growth Fund, Cl. I	7,511,831	282,069,270

Oppenheimer International Small Company Fund, Cl. I	2,476,637	82,595,856

Oppenheimer International Value Fund, Cl. I	13,965,987	258,650,077

		745,457,634

Foreign Fixed Income Fund—3.6%
Oppenheimer International Bond Fund, Cl. I	14,459,351	88,635,818

Money Market Fund—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[3]	10,922,124	10,922,124

Total Investments, at Value (Cost $1,689,746,042)	100.1%	2,478,925,443

Net Other Liabilities	(0.1)	(2,315,714)

Net Assets	100.0%	$2,476,609,729

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2014	Gross Additions	Gross Reductions	Shares July 31, 2014
Oppenheimer Capital Appreciation Fund, Cl. I	7,498,202	86,131	307,626	7,276,707
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	3,425,410	656,913	141,916	3,940,407
Oppenheimer Core Bond Fund, Cl. I	24,311,077	2,999,119	2,107,097	25,203,099

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Footnotes to Statement of Investments (Continued)

	Shares January 31, 2014	Gross Additions	Gross Reductions	Shares July 31, 2014
Oppenheimer Currency
Opportunities Fund, Cl. Ia	445,112	122,363	567,475	—
Oppenheimer Developing Markets Fund, Cl. I	2,604,302	559,436	90,199	3,073,539
Oppenheimer Global Multi Strategies Fund, Cl. I	456,414	370,822	19,020	808,216
Oppenheimer Gold & Special Minerals Fund, Cl. I	305,376	211,745	50,663	466,458
Oppenheimer Institutional Money Market Fund, Cl. E	14,190,166	95,668	3,363,710	10,922,124
Oppenheimer International Bond Fund, Cl. I	11,154,152	3,708,494	403,295	14,459,351
Oppenheimer International Growth Fund, Cl. I	8,191,094	92,336	771,599	7,511,831
Oppenheimer International Small Company Fund, Cl. I	2,876,973	39,934	440,270	2,476,637
Oppenheimer International Value Fund, Cl. I	13,907,048	631,832	572,893	13,965,987
Oppenheimer Limited-Term Government Fund, Cl. I	7,413,800	1,187,903	256,458	8,345,245
Oppenheimer Main Street Mid Cap Fund, Cl. I (formerly Oppenheimer Main Street Small- & Mid Cap-Fund, Cl. I)	5,568,892	307,488	451,203	5,425,177
Oppenheimer Master Event-Linked Bond Fund, LLC	1,928,964	86,189	58,446	1,956,707
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,714,678	1,643,286	798,737	4,559,227
Oppenheimer Master Loan Fund, LLC	3,542,255	295,547	938,812	2,898,990
Oppenheimer Real Estate Fund, Cl. I	508,869	36,115	27,176	517,808
Oppenheimer Value Fund, Cl. I	17,952,293	374,141	1,428,592	16,897,842

			Realized Gain
	Value	Income	(Loss)

Oppenheimer Capital Appreciation Fund, Cl. I	$486,811,700	$—	$1,975,062
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	12,057,646	—	22,253
Oppenheimer Core Bond Fund, Cl. I	173,649,355	3,047,738	(748,515)
Oppenheimer Currency Opportunities Fund, Cl. Ia	—	—	(171,283)
Oppenheimer Developing Markets Fund, Cl. I	122,142,431	—	497,003
Oppenheimer Global Multi Strategies Fund, Cl. I	21,417,714	306,570	8,836
Oppenheimer Gold & Special Minerals Fund, Cl. I	9,021,303	—	(389,674)
Oppenheimer Institutional Money Market Fund, Cl. E	10,922,124	4,867	—
Oppenheimer International Bond Fund, Cl. I	88,635,818	1,325,709	(58,276)
Oppenheimer International Growth Fund, Cl. I	282,069,270	—	9,280,984
Oppenheimer International Small Company Fund, Cl. I	82,595,856	—	3,970,465
Oppenheimer International Value Fund, Cl. I	258,650,077	—	822,319
Oppenheimer Limited-Term Government Fund, Cl. I	75,941,734	590,889	(36,989)
Oppenheimer Main Street Mid Cap Fund, Cl. I (formerly Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I)	184,076,247	—	4,732,688

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STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)

Oppenheimer Master Event-Linked Bond Fund, LLC	$27,698,377	$884,985	[b]	$160,001	[b]
Oppenheimer Master Inflation Protected Securities Fund, LLC	53,759,231	1,075,368	[c]	(72,843	) [c]
Oppenheimer Master Loan Fund, LLC	42,311,862	1,246,762	[d]	560,091	[d]
Oppenheimer Real Estate Fund, Cl. I	14,037,786	117,502		263,967
Oppenheimer Value Fund, Cl. I	533,126,912	5,336,865		7,414,404

Total	$2,478,925,443	$13,937,255		$28,230,493

a. Oppenheimer Currency Opportunities Fund, Cl. I liquidated August 1, 2014.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of July 31, 2014.

See accompanying Notes to Financial Statements.

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STATEMENT OF

ASSETS AND LIABILITIES   July 31, 2014       Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies
(cost $ 1,689,746,042)	$2,478,925,443

Receivables and other assets:
Shares of beneficial interest sold	1,261,092
Dividends	856,392
Investments sold	523,502
Other	160,058

Total assets	2,481,726,487

Liabilities
Bank overdraft	434,651

Payables and other liabilities:
Shares of beneficial interest redeemed	2,994,791
Investments purchased	855,599
Distribution and service plan fees	532,452
Trustees’ compensation	257,240
Shareholder communications	17,369
Other	24,656

Total liabilities	5,116,758

Net Assets	$2,476,609,729

Composition of Net Assets
Par value of shares of beneficial interest	$203,923

Additional paid-in capital	2,435,722,180

Accumulated net investment income	24,098,284

Accumulated net realized loss on investments	(772,594,059)

Net unrealized appreciation on investments	789,179,401

Net Assets	$2,476,609,729

15      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF

ASSETS AND LIABILITIES   Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,602,174,216 and 130,977,765 shares of beneficial interest outstanding)	$12.23

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.98

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $165,434,998 and 13,789,535 shares of beneficial interest outstanding)	$12.00

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $564,347,787 and 47,275,821 shares of beneficial interest outstanding)	$11.94

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $126,947,464 and 10,450,366 shares of beneficial interest outstanding)	$12.15

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $17,705,264 and 1,429,202 shares of beneficial interest outstanding)	$12.39

See accompanying Notes to Financial Statements.

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STATEMENT OF

OPERATIONS   For the Six Months Ended July 31, 2014       Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$884,811
Dividends	174
Net expenses	(56,769)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	828,216

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	1,074,759
Dividends	609
Net expenses	(109,753)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	965,615

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,245,148
Dividends	1,614
Net expenses	(79,336)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,167,426

Total allocation of net investment income from master funds	2,961,257

Investment Income
Dividends—affiliated companies	10,730,140
Interest	439

Total investment income	10,730,579

Expenses
Distribution and service plan fees:
Class A	1,905,438
Class B	894,673
Class C	2,737,332
Class R2	319,981

Transfer and shareholder servicing agent fees:
Class A	1,702,243
Class B	195,609
Class C	604,436
Class R2	141,058
Class Y	14,269

Shareholder communications:
Class A	8,264
Class B	2,025
Class C	2,658
Class R2	357
Class Y	36

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

17      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS   Unaudited / Continued

Expenses (Continued)
Asset Allocation Fees	$1,209,689

Trustees’ compensation	17,522

Custodian fees and expenses	11,559

Other	33,436

Total expenses	9,800,585
Less waivers and reimbursements of expenses	(483,777)

Net expenses	9,316,808
Net Investment Income	4,375,028
Realized and Unrealized Gain (Loss)
Net realized gain on affiliated companies	27,583,244

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	160,001
Oppenheimer Master Inflation Protected Securities Fund, LLC	(72,843)
Oppenheimer Master Loan Fund, LLC	560,091

Net realized gain	28,230,493

Net change in unrealized appreciation/depreciation on investments	111,434,812

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(471,835)
Oppenheimer Master Inflation Protected Securities Fund, LLC	880,688
Oppenheimer Master Loan Fund, LLC	(573,916)

Net change in unrealized appreciation/depreciation	111,269,749
Net Increase in Net Assets Resulting from Operations	$143,875,270

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	July 31, 2014	Year Ended
	(Unaudited)	January 31, 2014
Operations
Net investment income	$4,375,028	$19,453,940

Net realized gain	28,230,493	40,411,480

Net change in unrealized appreciation/depreciation	111,269,749	227,640,820

Net increase in net assets resulting from operations	143,875,270	287,506,240
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(21,135,894)
Class B	—	(1,036,414)
Class C	—	(3,940,923)
Class R1	—	(1,518,140)
Class Y	—	(154,574)

	—	(27,785,945)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	11,984,752	28,898,164
Class B	(42,726,107)	(78,631,046)
Class C	(2,631,764)	(15,121,265)
Class R1	(8,749,931)	(25,349,890)
Class Y	7,590,164	666,695

	(34,532,886)	(89,537,342)

Net Assets
Total increase	109,342,384	170,182,953

Beginning of period	2,367,267,345	2,197,084,392

End of period (including accumulated net investment income of $24,098,284 and
$19,723,256, respectively)	$2,476,609,729	$2,367,267,345

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class A	July 31, 2014		January 31,		January 31,		January 31,		January 31,		January 31,
	(Unaudited)		2014		2013		2012		2011		2010

Per Share Operating Data
Net asset value, beginning of period	$11.52		$10.27		$9.25		$9.66		$8.19		$6.28

Income (loss) from investment operations:
Net investment income[1]	0.04		0.13		0.15		0.16		0.15		0.04
Net realized and unrealized gain (loss)	0.67		1.28		1.02		(0.36)		1.41		1.96

Total from investment operations	0.71		1.41		1.17		(0.20)		1.56		2.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.16)		(0.15)		(0.21)		(0.09)		(0.09)

Net asset value, end of period	$12.23		$11.52		$10.27		$9.25		$9.66		$8.19

Total Return, at Net Asset Value[2]	6.16%		13.73%		12.67%		(2.02)%		19.01%		31.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,602,174		$1,496,909		$1,308,798		$1,097,812		$1,201,751		$1,070,411

Average net assets (in thousands)	$1,579,330		$1,416,982		$1,153,465		$1,147,826		$1,124,399		$983,645

Ratios to average net assets:[3]
Net investment income	0.59%	[4]	1.14%	[4]	1.56%	[4]	1.63%	[4]	1.70%	[4]	0.59%
Total expenses[5]	0.59%	[4]	0.59%	[4]	0.56%	[4]	0.55%	[4]	0.57%	[4]	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	[4]	0.54%	[4]	0.52%	[4]	0.55%	[4]	0.57%	[4]	0.60%

Portfolio turnover rate	27%		9%		28%	[6]	21%	[6]	54%		31%

20      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment from the Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.21%
Year Ended January 31, 2014	1.26%
Year Ended January 31, 2013	1.24%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.27%
Year Ended January 29, 2010	1.30%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

21      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS     Continued

	Six Months
	Ended
	July 31,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class B	2014		January 31,		January 31,		January 31,		January 31,		January 29,
	(Unaudited)		2014		2013		2012		2011		2010

Per Share Operating Data
Net asset value, beginning of period	$11.34		$10.10		$9.09		$9.49		$8.05		$6.17

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)		0.01		0.06		0.07		0.07		(0.01)
Net realized and unrealized gain (loss)	0.67		1.29		1.00		(0.35)		1.38		1.91

Total from investment operations	0.66		1.30		1.06		(0.28)		1.45		1.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.06)		(0.05)		(0.12)		(0.01)		(0.02)

Net asset value, end of period	$12.00		$11.34		$10.10		$9.09		$9.49		$8.05

Total Return, at Net Asset Value[2]	5.82%		12.83%		11.73%		(2.90)%		18.03%		30.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165,435		$197,214		$249,959		$286,036		$343,069		$312,190

Average net assets (in thousands)	$182,718		$220,028		$259,073		$315,211		$322,814		$291,118

Ratios to average net assets:[3]
Net investment income (loss)	(0.15)%	[4]	0.14%	[4]	0.61%	[4]	0.74%	[4]	0.84%	[4]	(0.18)%
Total expenses[5]	1.33%	[4]	1.37%	[4]	1.40%	[4]	1.40%	[4]	1.43%	[4]	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	[4]	1.32%	[4]	1.36%	[4]	1.40%	[4]	1.43%	[4]	1.48%

Portfolio turnover rate	27%		9%		28%	[6]	21%	[6]	54%		31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment from the Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.95%
Year Ended January 31, 2014	2.04%
Year Ended January 31, 2013	2.08%
Year Ended January 31, 2012	2.10%
Year Ended January 31, 2011	2.13%
Year Ended January 29, 2010	2.18%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

22      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

	Six Months
	Ended
	July 31,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class C	2014		January 31,		January 31,		January 31,		January 31,		January 29,
	(Unaudited)		2014		2013		2012		2011		2010

Per Share Operating Data
Net asset value, beginning of period	$11.28		$10.06		$9.08		$9.48		$8.04		$6.17

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)		0.04		0.08		0.08		0.08		(0.01)
Net realized and unrealized gain (loss)	0.67		1.26		0.98		(0.35)		1.38		1.91

Total from investment operations	0.66		1.30		1.06		(0.27)		1.46		1.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.08)		(0.08)		(0.13)		(0.02)		(0.03)

Net asset value, end of period	$11.94		$11.28		$10.06		$9.08		$9.48		$8.04

Total Return, at Net Asset Value[2]	5.85%		12.93%		11.70%		(2.76)%		18.17%		30.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$564,348		$535,716		$492,455		$432,564		$492,493		$442,036

Average net assets (in thousands)	$560,523		$518,457		$445,399		$463,116		$461,832		$413,626

Ratios to average net assets:[3]
Net investment income (loss)	(0.15)%	[4]	0.35%	[4]	0.79%	[4]	0.86%	[4]	0.94%	[4]	(0.07)%
Total expenses[5]	1.33%	[4]	1.33%	[4]	1.30%	[4]	1.30%	[4]	1.32%	[4]	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	[4]	1.28%	[4]	1.26%	[4]	1.30%	[4]	1.32%	[4]	1.37%

Portfolio turnover rate	27%		9%		28%	[6]	21%	[6]	54%		31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment from the Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.95%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	1.98%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.02%
Year Ended January 29, 2010	2.07%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

23      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS     Continued

	Six Months
	Ended
	July 31,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class R	2014		January 31,		January 31,		January 31,		January 31,		January 29,
	(Unaudited)		2014		2013		2012		2011		2010

Per Share Operating Data
Net asset value, beginning of period	$11.45		$10.21		$9.20		$9.61		$8.14		$6.24

Income (loss) from investment operations:
Net investment income[1]	0.02		0.09		0.13		0.13		0.13		0.02
Net realized and unrealized gain (loss)	0.68		1.28		1.01		(0.36)		1.41		1.96

Total from investment operations	0.70		1.37		1.14		(0.23)		1.54		1.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.13)		(0.13)		(0.18)		(0.07)		(0.08)

Net asset value, end of period	$12.15		$11.45		$10.21		$9.20		$9.61		$8.14

Total Return, at Net Asset Value[2]	6.11%		13.42%		12.42%		(2.27)%		18.92%		31.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,948		$128,012		$138,042		$122,589		$148,609		$134,276

Average net assets (in thousands)	$130,718		$133,527		$122,558		$136,771		$141,119		$123,718

Ratios to average net assets:[3]
Net investment income	0.34%	[4]	0.78%	[4]	1.37%	[4]	1.39%	[4]	1.51%	[4]	0.27%
Total expenses[5]	0.84%	[4]	0.81%	[4]	0.77%	[4]	0.75%	[4]	0.76%	[4]	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	[4]	0.76%	[4]	0.73%	[4]	0.75%	[4]	0.76%	[4]	0.78%

Portfolio turnover rate	27%		9%		28%	[6]	21%	[6]	54%		31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment from the Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.46%
Year Ended January 31, 2014	1.48%
Year Ended January 31, 2013	1.45%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.46%
Year Ended January 29, 2010	1.48%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

24      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

	Six Months
	Ended
	July 31,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class Y	2014		January 31,		January 31,		January 31,		January 31,		January 29,
	(Unaudited)		2014		2013		2012		2011		2010

Per Share Operating Data
Net asset value, beginning of period	$11.65		$10.38		$9.35		$9.76		$8.27		$6.33

Income (loss) from investment operations:
Net investment income[1]	0.05		0.17		0.16		0.19		0.20		0.06
Net realized and unrealized gain (loss)	0.69		1.30		1.04		(0.36)		1.41		2.00

Total from investment operations	0.74		1.47		1.20		(0.17)		1.61		2.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.20)		(0.17)		(0.24)		(0.12)		(0.12)

Net asset value, end of period	$12.39		$11.65		$10.38		$9.35		$9.76		$8.27

Total Return, at Net Asset Value[2]	6.35%		14.07%		12.92%		(1.63)%		19.51%		32.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,705		$9,416		$7,830		$11,742		$12,123		$3,555

Average net assets (in thousands)	$13,230		$8,437		$11,661		$12,392		$8,568		$3,138

Ratios to average net assets:[3]
Net investment income	0.83%	[4]	1.48%	[4]	1.69%	[4]	2.02%	[4]	2.26%	[4]	0.77%
Total expenses[5]	0.34%	[4]	0.30%	[4]	0.21%	[4]	0.20%	[4]	0.20%	[4]	0.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.30%	[4]	0.25%	[4]	0.17%	[4]	0.20%	[4]	0.20%	[4]	0.18%

Portfolio turnover rate	27%		9%		28%	[6]	21%	[6]	54%		31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment from the Master Funds.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	0.96%
Year Ended January 31, 2014	0.97%
Year Ended January 31, 2013	0.89%
Year Ended January 31, 2012	0.90%
Year Ended January 31, 2011	0.90%
Year Ended January 29, 2010	0.88%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

25      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS     July 31, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

26      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. Significant Accounting Policies (Continued)

(“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

27      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

1. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended January 31, 2014, the Fund utilized $42,846,696 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$68,767,077
2018	410,568,137
2019	221,029,215
No expiration	33,902

Total	$700,398,331

As of July 31, 2014, it is estimated that the capital loss carryforwards would be $672,167,838 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2014, it is estimated that the Fund will utilize $28,230,493 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,792,562,755

Gross unrealized appreciation	$691,618,934
Gross unrealized depreciation	(5,256,246)

Net unrealized appreciation	$686,362,688

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with

28      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. Significant Accounting Policies (Continued)

respect to their benefits under the Plan. During the six months ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,068
Accumulated Liability as of July 31, 2014	106,189

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

29      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

    If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

30      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

2. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

31      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$2,355,155,973	$123,769,470	$—	$2,478,925,443

Total Assets	$2,355,155,973	$123,769,470	$—	$2,478,925,443

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	10,876,679	$131,186,925	22,989,515	$253,299,078
Dividends and/or distributions reinvested	—	—	1,749,872	20,806,209
Redeemed	(9,871,651)	(119,202,173)	(22,255,988)	(245,207,123)

Net increase	1,005,028	$11,984,752	2,483,399	$28,898,164

Class B
Sold	57,708	$680,675	208,354	$2,272,454
Dividends and/or distributions reinvested	—	—	87,572	1,026,348
Redeemed	(3,663,013)	(43,406,782)	(7,658,860)	(81,929,848)

Net decrease	(3,605,305)	$(42,726,107)	(7,362,934)	$(78,631,046)

Class C
Sold	3,666,269	$43,092,211	7,476,895	$80,831,099
Dividends and/or distributions reinvested	—	—	333,890	3,893,061
Redeemed	(3,880,140)	(45,723,975)	(9,253,403)	(99,845,425)

Net decrease	(213,871)	$(2,631,764)	(1,442,618)	$(15,121,265)

Class R1
Sold	680,210	$8,120,164	1,740,002	$18,988,954
Dividends and/or distributions reinvested	—	—	122,625	1,450,646
Redeemed	(1,408,475)	(16,870,095)	(4,209,854)	(45,789,490)

Net decrease	(728,265)	$(8,749,931)	(2,347,227)	$(25,349,890)

32      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class Y
Sold	736,845	$9,010,007	323,991	$3,675,139
Dividends and/or distributions reinvested	—	—	12,442	149,674
Redeemed	(115,812)	(1,419,843)	(282,496)	(3,158,118)

Net increase	621,033	$7,590,164	53,937	$666,695

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended July 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$672,667,611	$773,102,689

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months ended July 31, 2014 was 0.58%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. In addition, the Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer

33      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. . Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

34      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2014	$628,234	$1,002	$100,210	$15,083	$1,566

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

    The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the six months ended July 31, 2014, the Manager waived fees and/or reimbursed the Fund $483,777.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final

35      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

6. Pending Litigation (Continued)

judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OPPENHEIMER PORTFOLIO SERIES ACTIVE

ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Caleb Wong, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

38      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

39      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47      OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OppenheimerFunds
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0550.001.0714 September 17, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

SEMIANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	MSCI World Index
6-Month	6.37%	0.26%	9.44%	8.50%
1-Year	13.68	7.15	16.94	15.96
5-Year	13.34	12.01	16.79	12.77
Since Inception (4/5/05)	6.78	6.11	7.65	6.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Performance Discussion1

During the six-month reporting period ended July 31, 2014, the Fund’s Class A shares (without sales charge) produced a total return of 6.37%. On a relative basis, the Fund underperformed its benchmarks, the S&P 500 Index and the MSCI World Index, which returned 9.44% and 8.50%, respectively.

MARKET OVERVIEW

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. In addition, renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine and in the Middle East. This resulted in heightened volatility across multiple asset classes to begin the year. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data.

However, in the spring, the U.S. and global economic recoveries seemed to get back on track. Robust U.S. employment gains and mildly encouraging economic data in Europe helped address investors’ concerns. Central banks throughout the world also maintained stimulative monetary policies. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the Fed stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in the second quarter of 2014 was positive, with the unemployment rate falling to 6.1% in June, its lowest level since September 2008, and the U.S. stock market achieving record highs.

While the U.S. stock market experienced declines in the closing days of the reporting period, global equities and higher-yielding fixed-income securities generally performed positively for the six-month reporting period and outperformed U.S. Treasuries.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion.

3      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FUND REVIEW

The largest underlying domestic equity holdings of the Fund were Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund. These two underlying funds provided a positive contribution to the Fund’s return this period. Oppenheimer Capital Appreciation Fund received its best results from holdings in the information technology, consumer discretionary and health care sectors. Relative to its benchmarks, this underlying fund outperformed the S&P 500 Index and the Russell 1000 Growth Index. Oppenheimer Value Fund received its strongest contributions from the information technology and energy sectors. With respect to its benchmarks, this undererlying fund outperformed the S&P 500 Index, but underperformed the Russell 1000 Value Index.

The Fund also had an allocation to Oppenheimer Main Street Mid Cap Fund, which also performed positively and outperformed its benchmarks, the Russell Midcap Index and the Russell 2500 Index. Its performance was driven by holdings in the information technology sector. Prior to June 30, 2014, this underlying fund was named Oppenheimer Main Street Small- & Mid-Cap Fund. This underlying fund also changed its benchmark from the Russell 2500 Index to the Russell Midcap Index. The new name and benchmark better reflect the underlying fund’s investment focus in the mid-cap space. The investment team will continue to seek companies that it believes have superior execution or sustainable competitive advantages.

The Fund’s largest foreign equity funds at period end were Oppenheimer International Growth Fund and Oppenheimer International Value Fund. Both underlying funds produced positive returns this reporting period, but underperformed their benchmark, the MSCI All Country World ex-U.S. Index. Top performing sectors for Oppenheimer International Growth Fund included consumer staples and industrials. This underlying fund’s underperformance relative to its benchmark was largely the result of weaker relative stock selection in the information technology and energy sectors. Oppenheimer International Value Fund received its best results in telecommunication services this reporting period. Its relative underperformance was partly due to weaker relative stock selection in the financials and consumer discretionary sectors.

The Fund also had exposure to Oppenheimer Developing Markets Fund and Oppenheimer International Small Company Fund during the reporting period. Oppenheimer Developing Markets Fund produced positive results as developing markets rallied during the period. This underlying fund received its strongest results in the financials, consumer discretionary and consumer staples sectors. However, it underperformed its benchmark, the MSCI Emerging Markets Index, due partly to weaker relative stock selection in the information technology and energy sectors. Oppenheimer International Small Company

4      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund also produced positive performance, but underperformed its benchmark, the MSCI All Country World Ex U.S. Small Cap Index. This underlying fund received positive contributions to performance from holdings in the health care and industrials sectors. Its relative underperformance stemmed primarily from weaker relative stock selection in consumer discretionary and financials.

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA[2] Portfolio Manager
2. Dokyoung Lee became a Portfolio Manager in May 2014.

5      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Foreign Equity Funds	52.5%
Domestic Equity Funds	47.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on the total market value of investments.

TOP HOLDINGS

Oppenheimer Value Fund, Cl. I	21.5%
Oppenheimer International Growth Fund, Cl. I	21.0
Oppenheimer Capital Appreciation Fund, Cl. I	18.8
Oppenheimer International Value Fund, Cl. I	17.7
Oppenheimer Developing Markets Fund, Cl. I	7.7
Oppenheimer Main Street Mid Cap Fund, Cl. I	7.2
Oppenheimer International Small Company Fund, Cl. I	6 .2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAAIX)	4/5/05	6.37%	13.68%	13.34%	6.78%
Class B (OBAIX)	4/5/05	6.03%	12.83%	12.44%	6.23%
Class C (OCAIX)	4/5/05	6.03%	12.87%	12.50%	5.98%
Class R (ONAIX)	4/5/05	6.32%	13.41%	13.10%	6.58%
Class Y (OYAIX)	4/5/05	6.56%	14.06%	13.78%	7.22%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAAIX)	4/5/05	0.26%	7.15%	12.01%	6.11%
Class B (OBAIX)	4/5/05	1.03%	7.83%	12.19%	6.23%
Class C (OCAIX)	4/5/05	5.03%	11.87%	12.50%	5.98%
Class R (ONAIX)	4/5/05	5.32%	12.41%	13.10%	6.58%
Class Y (OYAIX)	4/5/05	6.56%	14.06%	13.78%	7.22%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% CDSC for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14.) There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The MSCI World Index is designed to measure the equity market performance of developed markets. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$1,000.00	$1,063.70	$2.41
Class B	1,000.00	1,060.30	6.20
Class C	1,000.00	1,060.30	6.20
Class R	1,000.00	1,063.20	3.69
Class Y	1,000.00	1,065.60	1.18

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.46	2.36
Class B	1,000.00	1,018.79	6.07
Class C	1,000.00	1,018.79	6.07
Class R	1,000.00	1,021.22	3.61
Class Y	1,000.00	1,023.65	1.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.47%
Class B	1.21
Class C	1.21
Class R	0.72
Class Y	0.23

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS  July 31, 2014       Unaudited

	Shares	Value

Investment Company—100.1%[1]
Domestic Equity Funds—47.5%
Oppenheimer Capital Appreciation Fund, Cl. I	2,382,050	$159,359,148

Oppenheimer Main Street Mid Cap Fund, Cl. I	1,795,119	60,908,378

Oppenheimer Value Fund, Cl. I	5,794,271	182,809,248

		403,076,774

Foreign Equity Funds—52.6%
Oppenheimer Developing Markets Fund, Cl. I	1,653,643	65,715,772

Oppenheimer International Growth Fund, Cl. I	4,739,568	177,970,780

Oppenheimer International Small Company Fund, Cl. I	1,571,019	52,393,491

Oppenheimer International Value Fund, Cl. I	8,088,079	149,791,218

		445,871,261

Total Investments, at Value (Cost $547,108,751)	100.1%	848,948,035

Net Other Assets (Liabilities)	(0.1)	(788,241)

Net Assets	100.0%	$848,159,794

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2014	Gross Additions	Gross Reductions	Shares July 31, 2014
Oppenheimer Capital Appreciation Fund, Cl. I	2,385,074	49,156	52,180	2,382,050
Oppenheimer Developing Markets Fund, Cl. I	1,656,290	40,992	43,639	1,653,643
Oppenheimer International Growth Fund, Cl. I	4,746,721	99,695	106,848	4,739,568
Oppenheimer International Small Company Fund, Cl. I	1,573,011	28,744	30,736	1,571,019
Oppenheimer International Value Fund, Cl. I	8,100,656	173,155	185,732	8,088,079
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,797,428	35,362	37,671	1,795,119
Oppenheimer Value Fund, Cl. I	5,744,933	171,523	122,185	5,794,271

			Realized Gain
	Value	Income	(Loss)

Oppenheimer Capital Appreciation Fund, Cl. I	$159,359,148	$—	$486,623
Oppenheimer Developing Markets Fund, Cl. I	65,715,772	—	221,562
Oppenheimer International Growth Fund, Cl. I	177,970,780	—	392,384
Oppenheimer International Small Company Fund, Cl. I	52,393,491	—	112,262
Oppenheimer International Value Fund, Cl. I	149,791,218	—	226,671
Oppenheimer Main Street Mid Cap Fund, Cl. I	60,908,378	—	215,025
Oppenheimer Value Fund, Cl. I	182,809,248	1,760,792	547,237

Total	$848,948,035	$1,760,792	$2,201,764

See accompanying Notes to Financial Statements.

11      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF

ASSETS AND LIABILITIES   July 31, 2014       Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies
(cost $547,108,751)	$848,948,035

Cash	380,364

Receivables and other assets:
Shares of beneficial interest sold	729,710
Other	40,226

Total assets	850,098,335

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,105,145
Investments purchased	578,851
Distribution and service plan fees	179,702
Trustees’ compensation	57,796
Shareholder communications	2,899
Other	14,148

Total liabilities	1,938,541

Net Assets	$848,159,794

Composition of Net Assets
Par value of shares of beneficial interest	$56,279

Additional paid-in capital	641,385,444

Accumulated net investment income	3,282,002

Accumulated net realized loss on investments	(98,403,215)

Net unrealized appreciation on investments	301,839,284

Net Assets	$848,159,794

12      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $527,878,178 and
34,742,216 shares of beneficial interest outstanding)	$15.19
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$16.12

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $55,495,652 and 3,756,510 shares of beneficial interest outstanding)	$14.77

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $191,355,374 and 12,945,560 shares of beneficial interest outstanding)	$14.78

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,689,234 and 3,477,458 shares of beneficial interest outstanding)	$15.15

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $20,741,356 and 1,357,432 shares of beneficial interest outstanding)	$15.28

See accompanying Notes to Financial Statements.

13      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF

OPERATIONS   For the Six Months Ended July 31, 2014       Unaudited

Investment Income
Dividends from affiliated companies	$1,760,792

Interest	128

Total investment income	1,760,920

Expenses

Distribution and service plan fees:
Class A	625,583
Class B	295,563
Class C	919,887
Class R1	133,246

Transfer and shareholder servicing agent fees:
Class A	558,833
Class B	65,090
Class C	203,216
Class R1	58,659
Class Y	22,221

Shareholder communications:
Class A	2,131
Class B	503
Class C	703
Class R1	131
Class Y	38

Trustees’ compensation	5,968

Custodian fees and expenses	5,159

Other	18,625

Total expenses	2,915,556

Net Investment Loss	(1,154,636)

Realized and Unrealized Gain
Net realized gain on affiliated companies	2,201,764

Net change in unrealized appreciation/depreciation on investments	49,389,355

Net Increase in Net Assets Resulting from Operations	$50,436,483

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	July 31, 2014	Year Ended
	(Unaudited)	January 31, 2014

Operations
Net investment income (loss)	$(1,154,636)	$4,504,284

Net realized gain	2,201,764	8,049,513

Net change in unrealized appreciation/depreciation	49,389,355	100,455,225

Net increase in net assets resulting from operations	50,436,483	113,009,022

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(3,674,760)
Class B	—	—
Class C	—	(215,015)
Class R1	—	(260,098)
Class Y	—	(202,072)

	—	(4,351,945)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	14,321,999	29,452,453
Class B	(11,856,418)	(19,505,677)
Class C	2,763,754	3,273,823
Class R1	(3,046,992)	(9,557,126)
Class Y	(855,077)	1,970,876

	1,327,266	5,634,349

Net Assets
Total increase	51,763,749	114,291,426

Beginning of period	796,396,045	682,104,619

End of period (including accumulated net investment income of
$3,282,002 and $4,436,638, respectively)	$848,159,794	$796,396,045

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	July 31, 2014	January 31,	January 31,	January 31,	January 31,	January 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$14.28	$12.30	$10.62	$11.17	$9.12	$6.46

Income (loss) from investment operations:
Net investment income[1]	0.00	0.12	0.11	0.09	0.08	0.04
Net realized and unrealized gain (loss)	0.91	1.97	1.66	(0.56)	2.00	2.84

Total from investment operations	0.91	2.09	1.77	(0.47)	2.08	2.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.09)	(0.08)	(0.03)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.17)

Total dividends and/or distributions to shareholders	0.00	(0.11)	(0.09)	(0.08)	(0.03)	(0.22)

Net asset value, end of period	$15.19	$14.28	$12.30	$10.62	$11.17	$9.12

Total Return, at Net Asset Value[2]	6.37%	16.95%	16.73%	(4.19)%	22.76%	44.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$527,878	$482,285	$388,790	$335,138	$352,321	$286,580

Average net assets (in thousands)	$518,209	$442,886	$350,996	$343,680	$314,559	$244,278

Ratios to average net assets:[3]
Net investment income (loss)	(0.05)%	0.89%	0.99%	0.82%	0.76%	0.52%
Total expenses[4]	0.47%	0.48%	0.47%	0.48%	0.51%	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%	0.47%	0.47%	0.48%	0.51%	0.58%

Portfolio turnover rate	2%	6%	17%	5%	54%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.14%
Year Ended January 31, 2014	1.23%
Year Ended January 31, 2013	1.22%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.26%
Year Ended January 31, 2010	1.30%

See accompanying Notes to Financial Statements.

16      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class B	July 31, 2014	January 31,	January 31,	January 31,	January 31,	January 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$13.93	$12.01	$10.37	$10.91	$8.97	$6.38

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.02)	0.00[2]	(0.01)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.90	1.94	1.64	(0.53)	1.95	2.79

Total from investment operations	0.84	1.92	1.64	(0.54)	1.94	2.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.17)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(0.17)

Net asset value, end of period	$14.77	$13.93	$12.01	$10.37	$10.91	$8.97

Total Return, at Net Asset Value[3]	6.03%	15.99%	15.82%	(4.95)%	21.63%	43.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,496	$63,602	$72,843	$81,718	$92,953	$76,495

Average net assets (in thousands)	$60,418	$68,259	$75,680	$87,253	$83,498	$66,935

Ratios to average net assets:[4]
Net investment income (loss)	(0 .79)%	(0 .12)%	0.03%	(0 .06)%	(0 .08)%	(0.33)%
Total expenses[5]	1.21%	1.25%	1.30%	1.32%	1.35%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.24%	1.30%	1.32%	1.35%	1.41%

Portfolio turnover rate	2%	6%	17%	5%	54%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.88%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	2.05%
Year Ended January 31, 2012	2.09%
Year Ended January 31, 2011	2.10%
Year Ended January 31, 2010	2.17%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS     Continued

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class C	July 31, 2014	January 31,	January 31,	January 31,	January 31,		January 31,
	(Unaudited)	2014	2013	2012	2011		2010

Per Share Operating Data
Net asset value, beginning of period	$13.94	$12.02	$10.38	$10.92	$8.97		$6.37

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	0.02	0.02	0.01	0.00[2]		(0.02)
Net realized and unrealized gain (loss)	0.90	1.92	1.63	(0.55)	1.95		2.79

Total from investment operations	0.84	1.94	1.65	(0.54)	1.95		2.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	(0.01)	0.00	0.00		0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00		(0.17)

Total dividends and/or distributions to shareholders	0.00	(0.02)	(0.01)	0.00	0.00		(0.17)

Net asset value, end of period	$14.78	$13.94	$12.02	$10.38	$10.92		$8.97

Total Return, at Net Asset Value[3]	6.03%	16.11%	15.91%	(4.95)%	21.74%		43.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,355	$177,813	$150,848	$136,229	$144,759		$118,730

Average net assets (in thousands)	$188,405	$164,340	$139,727	$140,831	$129,727		$102,982

Ratios to average net assets:[4]
Net investment income (loss)	(0.79)%	0.12%	0.22%	0.08%	0.00%	[5]	(0.26)%
Total expenses[6]	1.21%	1.23%	1.21%	1.23%	1.26%		1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.22%	1.21%	1.23%	1.26%		1.34%

Portfolio turnover rate	2%	6%	17%	5%	54%		11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.88%
Year Ended January 31, 2014	1.98%
Year Ended January 31, 2013	1.96%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.01%
Year Ended January 31, 2010	2.07%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R	July 31, 2014	January 31,	January 31,	January 31,	January 31,	January 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$14.25	$12.27	$10.59	$11.13	$9.09	$6.44

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.06	0.07	0.06	0.06	0.03
Net realized and unrealized gain (loss)	0.92	1.99	1.67	(0.55)	1.99	2.82

Total from investment operations	0.90	2.05	1.74	(0.49)	2.05	2.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.07)	(0.06)	(0.05)	(0.01)	(0.03)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.17)

Total dividends and/or distributions to shareholders	0.00	(0.07)	(0.06)	(0.05)	(0.01)	(0.20)

Net asset value, end of period	$15.15	$14.25	$12.27	$10.59	$11.13	$9.09

Total Return, at Net Asset Value[2]	6.32%	16.68%	16.43%	(4.36)%	22.52%	44.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,689	$52,433	$53,846	$60,029	$75,333	$61,344

Average net assets (in thousands)	$54,357	$54,751	$55,283	$66,834	$68,038	$52,200

Ratios to average net assets:[3]
Net investment income (loss)	(0.30)%	0.46%	0.62%	0.58%	0.57%	0.31%
Total expenses[4]	0.72%	0.71%	0.69%	0.68%	0.70%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.70%	0.69%	0.68%	0.70%	0.76%

Portfolio turnover rate	2%	6%	17%	5%	54%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	1.39%
Year Ended January 31, 2014	1.46%
Year Ended January 31, 2013	1.44%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.45%
Year Ended January 31, 2010	1.48%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS   Continued

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	July 31, 2014	January 31,	January 31,	January 31,	January 31,	January 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$14.34	$12.35	$10.66	$11.21	$9.15	$6.48

Income (loss) from investment operations:
Net investment income[1]	0.01	0.16	0.15	0.13	0.19	0.10
Net realized and unrealized gain (loss)	0.93	1.98	1.68	(0.56)	1.94	2.83

Total from investment operations	0.94	2.14	1.83	(0.43)	2.13	2.93

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.15)	(0.14)	(0.12)	(0.07)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.17)
Total dividends and/or distributions to shareholders	0.00	(0.15)	(0.14)	(0.12)	(0.07)	(0.26)

Net asset value, end of period	$15.28	$14.34	$12.35	$10.66	$11.21	$9.15

Total Return, at Net Asset Value[2]	6.56%	17.27%	17.20%	(3.81)%	23.31%	45.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,741	$20,263	$15,778	$13,815	$14,579	$4,495

Average net assets (in thousands)	$20,598	$17,842	$14,008	$14,243	$8,034	$3,087

Ratios to average net assets:[3]
Net investment income	0.19%	1.21%	1.35%	1.21%	1.91%	1.23%
Total expenses[4]	0.23%	0.18%	0.08%	0.12%	0.07%	0.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.23%	0.17%	0.08%	0.12%	0.07%	0.07%

Portfolio turnover rate	2%	6%	17%	5%	54%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2014	0.90%
Year Ended January 31, 2014	0.93%
Year Ended January 31, 2013	0.83%
Year Ended January 31, 2012	0.89%
Year Ended January 31, 2011	0.82%
Year Ended January 31, 2010	0.79%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO

FINANCIAL STATEMENTS    July 31, 2014        Unaudited

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek capital appreciation. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

21      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

1. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended January 31, 2014, the Fund utilized $7,941,916 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$4,798,012
2019	76,413,767

Total	$81,211,779

As of July 31, 2014, it is estimated that the capital loss carryforwards would be $79,010,015 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2014, it is estimated that the Fund will utilize $2,201,764 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$565,696,490

Gross unrealized appreciation	$283,251,545
Gross unrealized depreciation	—

Net unrealized appreciation	$283,251,545

22      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$415
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2014	21,295

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

23      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

1. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing

24      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

2. Securities Valuation (Continued)

services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

25      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

2. Securities Valuation (Continued)

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$848,948,035	$—	$—	$848,948,035

Total Assets	$848,948,035	$—	$—	$848,948,035

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	3,541,534	$53,122,146	7,459,417	$100,807,372
Dividends and/or distributions reinvested	—	—	241,867	3,613,476
Redeemed	(2,581,321)	(38,800,147)	(5,535,417)	(74,968,395)

Net increase	960,213	$14,321,999	2,165,867	$29,452,453

Class B
Sold	40,409	$585,172	108,086	$1,430,953
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(848,906)	(12,441,590)	(1,610,544)	(20,936,630)

Net decrease	(808,497)	$(11,856,418)	(1,502,458)	$(19,505,677)

Class C
Sold	1,170,198	$17,123,681	2,495,238	$32,980,446
Dividends and/or distributions reinvested	—	—	14,550	212,426
Redeemed	(980,397)	(14,359,927)	(2,300,695)	(29,919,049)

Net increase	189,801	$2,763,754	209,093	$3,273,823

26      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

3. Shares of Beneficial Interest

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Class R1
Sold	222,204	$3,333,085	779,306	$10,424,657
Dividends and/or distributions reinvested	—	—	17,018	253,906
Redeemed	(423,170)	(6,380,077)	(1,504,876)	(20,235,689)

Net decrease	(200,966)	$(3,046,992)	(708,552)	$(9,557,126)

Class Y
Sold	141,173	$2,115,290	417,822	$5,749,315
Dividends and/or distributions reinvested	—	—	13,394	200,918
Redeemed	(196,818)	(2,970,367)	(296,069)	(3,979,357)

Net increase (decrease)	(55,645)	$(855,077)	135,147	$1,970,876

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended July 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$19,105,050	$18,704,732

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months ended July 31, 2014 was 0.65%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

27      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

28      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2014	$270,513	$252	$39,935	$5,818	$1,161

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff

29      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

6. Pending Litigation (Continued)

and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

30      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

31      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

OPPENHEIMER  PORTFOLIO SERIES EQUITY

INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-
Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

32      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

33      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

34      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

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35      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of

Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/10/2014